UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4906

                    Dreyfus Premier State Municipal Bond Fund
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        04/30


Date of reporting period:       04/30/03




PAGE

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.






Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series



ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Proxy Results

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stepehen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 7.51% for Class A shares, 6.96% for Class B shares and 6.62% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Connecticut Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.72% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's and market's performance during the reporting period was primarily influenced by declining interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced lower returns than its benchmark, primarily because the Index contains securities from many states, not just Connecticut, and does not reflect fees and expenses. The fund also produced lower returns than its Lipper category average, which we attribute mainly to weakness late in the reporting period among bonds issued on behalf of certain airlines, which were hurt by persistent weakness in the travel industry.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic weakness, which was aggravated by numerous high-profile corporate scandals and heightened international tensions culminating in the war in Iraq. To stimulate renewed growth, the Federal Reserve Board reduced key short-term interest rates by 50 basis points in November 2002. Most municipal bond yields declined along with interest rates, producing price appreciation that contributed positively to the fund's total return. Lower yields were also supported by high levels of investor demand for relatively stable investment alternatives to a persistently declining stock market.

In the weak economy, revenues from personal income taxes, capital gains taxes and sales taxes fell short of most states' and municipalities' projections, creating budget deficits. In our view, fiscal pressures in Connecticut are now more severe than at any time since World War II. The state has attempted to bridge its budget gap by reducing spending and raising personal income taxes. Nonetheless, two of the major, independent credit rating agencies have indicated a negative outlook for Connecticut.

In this challenging fiscal environment, we have adopted a more conservative investment posture. We have attempted to upgrade the fund's overall credit quality, increasing the percentage of holdings rated triple-A from 60.8% of total assets at the start of the reporting period to 61.9% at the end. For the most part, we have avoided the state's general obligation bonds in favor of securities issued by local governments that we consider more fiscally sound. For example, we have recently focused on bonds from Fairfield County, where a great deal of the state's wealth is concentrated and revenues are derived primarily from property taxes. Among the fund's holdings of state debt, we tried to focus on bonds that are insured or backed by bank letters of credit.(4)

Although they represented less that one-half of one percent of the fund's assets, airline-related bonds hurt the fund's performance when a major carrier came close to declaring bankruptcy during the second half of the reporting period. In addition, despite our efforts to improve credit quality, the fund was hurt late in the reporting period by its holdings of bonds backed by states' settlement of litigation with U.S. tobacco companies, which lost value when litigation-related concerns intensified.

What is the fund's current strategy?

We have continued to maintain a relatively defensive posture, including maintaining the fund's weighted average maturity at points that are shorter than its benchmark' s. We have focused primarily on bonds in the 20-year maturity range, where we believe values were most attractive. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                  Dreyfus       Dreyfus
                  Premier       Premier
                   State         State
                 Municipal     Municipal
                 Bond Fund,    Bond Fund,      Lehman
                Connecticut   Connecticut     Brothers
    PERIOD         Series        Series      Municipal
                  (Class A     (Class B         Bond
                  shares)       shares)       Index *

    4/30/93        9,548        10,000        10,000
    4/30/94        9,731        10,126        10,216
    4/30/95       10,264        10,630        10,895
    4/30/96       10,967        11,290        11,762
    4/30/97       11,717        11,999        12,541
    4/30/98       12,823        13,074        13,708
    4/30/99       13,682        13,878        14,660
    4/30/00       13,262        13,453        14,525
    4/30/01       14,570        14,779        16,032
    4/30/02       15,467        15,689        17,154
    4/30/03       16,629        16,868        18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        2.66%            4.36%           5.22%
WITHOUT SALES CHARGE                                                    7.51%            5.34%           5.71%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 2.96%            4.44%           5.37%

WITHOUT REDEMPTION                                                      6.96%            4.78%           5.37%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         5.62%            4.51%            --            5.31%
WITHOUT REDEMPTION                                      8/15/95         6.62%            4.51%            --            5.31%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS



April 30, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.0%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--69.0%

Connecticut:

   5.25%, 3/1/2012 (Prerefunded 3/1/2007)                                                     3,000,000  (a)           3,381,030

   5%, 3/15/2012 (Prerefunded 3/15/2008)                                                         70,000  (a)              78,929

   8.442%, 3/15/2012                                                                          5,000,000  (b,c)         6,275,700

   5.125%, 3/15/2013 (Prerefunded 3/15/2008)                                                     25,000  (a)              28,344

   5.25%, 3/1/2016 (Prerefunded 3/1/2007)                                                     2,700,000  (a)           3,041,847

   5%, 10/15/2021 (Insured; FSA)                                                              3,500,000                3,709,615

   Airport Revenue (Bradley International Airport):

      5.25%, 10/1/2013 (Insured; FGIC)                                                           30,000                   32,529

      9.074%, 10/1/2013                                                                       2,750,000  (b,c)         3,213,760

      5.25%, 10/1/2016 (Insured; FGIC)                                                           20,000                   21,372

      9.074%, 10/1/2016                                                                       2,225,000  (b,c)         2,530,203

   (Clean Water Fund) Revenue:

      5.25%, 7/15/2012                                                                           15,000                   16,768

      8.932%, 7/15/2012                                                                       4,850,000  (b,c)         5,993,145

      5.125%, 9/1/2014                                                                        3,050,000                3,358,020

   Special Tax Obligation Revenue

      (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000                5,240,436

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000                5,721,000

         7.125%, 6/1/2010                                                                     3,400,000                4,209,336

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (a)           8,541,395

         5.375%, 7/1/2020 (Insured; FSA)                                                      2,000,000                2,192,340

Connecticut Development Authority, Revenue:

  First Mortgage Gross, Health Care Project:

      (Church Homes Inc.) 5.80%, 4/1/2021                                                     3,000,000                2,797,740

      (Elim Park Baptist Home):

         5.375%, 12/1/2018                                                                    2,300,000                2,278,357

         5.75%, 12/1/2023                                                                     1,000,000                1,003,480

   PCR (Connecticut Light and Power):

      5.85%, 9/1/2028                                                                         9,150,000                9,623,604

      5.95%, 9/1/2028                                                                         1,945,000                2,035,889

   Water Facilities (Bridgeport Hydraulic)

      6.15%, 4/1/2035 (Insured; AMBAC)                                                        2,750,000                3,129,033

Connecticut Health and Educational Facilities

  Authority, Revenue:

    (Danbury Hospital) 5.75%, 7/1/2029

         (Insured, AMBAC)                                                                     3,000,000                3,287,820

      (Greenwich Academy) 5.75%, 3/1/2026

         (Insured; FSA)                                                                       3,130,000                3,442,249

      (Hartford University) 5.625%, 7/1/2026                                                  4,200,000                4,604,334

      (Hospital for Special Care) 5.375%, 7/1/2017

         (Insured; ACA)                                                                       3,680,000                3,808,468


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities

  Authority, Revenue (continued):

    (Loomis Chaffee School Project):

         5.25%, 7/1/2021                                                                        900,000                  959,607

         5.50%, 7/1/2023                                                                      2,150,000                2,328,063

         6%, 7/1/2025 (Insured; MBIA)

            (Prerefunded 7/1/2004)                                                            1,000,000  (a)           1,071,510

         5.25%, 7/1/2031                                                                      3,000,000                3,136,350

      (New Britian General Hospital)

         6.125%, 7/1/2014 (Insured; AMBAC)                                                    1,000,000                1,069,750

      (Quinnipiac College) 6%, 7/1/2013

         (Prerefunded 7/1/2003)                                                               4,100,000  (a)           4,215,292

      (Sacred Heart University):

         6.50%, 7/1/2016
            (Prerefunded 7/1/2006)                                                            1,465,000  (a)           1,706,065

         6.125%, 7/1/2017
            (Prerefunded 7/1/2007)                                                            1,000,000  (a)           1,174,430

         6.625%, 7/1/2026
            (Prerefunded 7/1/2006)                                                            2,720,000  (a)           3,178,021

      (Trinity College) 5.875%, 7/1/2026

         (Insured; MBIA)                                                                      2,500,000                2,807,425

      (University of New Haven):

         6.625%, 7/1/2016                                                                     2,050,000                2,169,740

         6.70%, 7/1/2026                                                                      8,605,000                8,930,613

      (William W. Backus Hospital) 5.75%, 7/1/2027

         (Insured; AMBAC)                                                                     2,500,000                2,737,175

      (Windham Community Memorial Hospital)

         6%, 7/1/2020                                                                         1,000,000                1,051,530

      (Yale, New Haven Hospital) 5.70%, 7/1/2025

         (Insured; MBIA)                                                                      8,070,000                8,792,104

      (Yale University):

         5.125%, 7/1/2027                                                                     5,400,000                5,587,650

         5%, 7/1/2042                                                                         1,000,000                1,026,650

Connecticut Housing Finance Authority:

   5.75%,11/15/2021                                                                           4,000,000                4,247,960

   5.85%, 5/15/2031                                                                           6,510,000                6,865,837

   (Housing Mortgage Finance Program):

      5.05%, 11/15/2021                                                                       4,950,000                5,116,518

      6%, Subseries F-2, 11/15/2027                                                           4,430,000                4,658,234

      6%, Series G, 11/15/2027                                                                4,000,000                4,206,080

      5.85%, Subseries B-2, 11/15/2028                                                        7,955,000                8,389,820

      5.85%, Subseries C-2, 11/15/2028                                                        6,975,000                7,356,254

      5.45%, 11/15/2029                                                                       5,805,000                6,029,479

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Eastern Connecticut Resource Recovery Authority

  (Wheelabrator Lisbon Project):

      5.50%, 1/1/2014                                                                         8,050,000                8,056,923

      5.50%, 1/1/2020                                                                         7,000,000                6,762,420

Greenwich Housing Authority, MFHR

  (Greenwich Close):

      6.25%, 9/1/2017                                                                         2,840,000                2,885,071

      6.35%, 9/1/2027                                                                         2,000,000                2,001,280

Hartford Parking System, Revenue

   6.50%, 7/1/2025                                                                            1,500,000                1,591,380

South Central Connecticut Regional Water

  Authority, Water System Revenue:

      5%, 8/1/2025 (Insured; MBIA)                                                            2,000,000  (d)           2,080,440

      5%, 8/1/2033 (Insured; MBIA)                                                            7,500,000  (d)           7,745,625

Sprague, Environmental Improvement Revenue

  (International Paper Co. Project)

   5.70%, 10/1/2021                                                                           1,350,000                1,334,772

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,340,480

University of Connecticut:

   5.25%, 2/15/2013                                                                           3,450,000                3,929,205

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000                2,038,598

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000                2,876,550

   5.125%, 2/15/2019 (Insured; MBIA)                                                          1,000,000                1,088,320

   5.125%, 2/15/2020 (Insured; MBIA)                                                          1,350,000                1,459,013

   5.125%, 2/15/2021(Insured; MBIA)                                                           1,100,000                1,181,477

   Special Obligation Student Fee Revenue:

      6%, 11/15/2016 (Insured; FGIC)

         (Prerefunded 11/15/2010)                                                             2,425,000  (a)           2,918,075

      6%, 11/15/2017 (Insured; FGIC)

         (Prerefunded 11/15/2010)                                                             2,000,000  (a)           2,406,660

      5.25%, 11/15/2021 (Insured; FGIC)                                                       1,755,000                1,912,581

      5.75%, 11/15/2029 (Insured; FGIC)

         (Prerefunded 11/15/2010)                                                             2,500,000  (a)           2,966,550

U. S. RELATED--31.0%

Children's Trust of Puerto Rico, Tobacco

  Settlement Revenue, Asset Backed Bonds:

      6%, 7/1/2026 (Prerefunded 7/1/2010)                                                     5,000,000  (a)           5,966,250

      5.625%, 5/15/2043                                                                       4,200,000                3,410,862


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Commonwealth of Puerto Rico:

   5.50%, 7/1/2012 (Insured; MBIA)                                                               50,000                  58,103

   9.574%, 7/1/2012                                                                           2,000,000  (b,c)         2,648,220

   9.574%, 7/1/2013                                                                           3,950,000  (b,c)         5,222,019

   5.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000                7,911,728

   (Public Improvement):

      5.50%, 7/1/2013 (Insured; MBIA)                                                           100,000                  116,101

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000                4,486,942

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000                1,143,860

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,433,060

      5.25%, 7/1/2027 (Insured; FSA)                                                          4,500,000                4,755,105

Puerto Rico Aqueduct and Sewer Authority,

   Revenue 6.25%, 7/1/2013 (Insured; MBIA)                                                    9,000,000               11,011,140

Puerto Rico Electric Power Authority,

  Power Revenue:

      5%, 7/1/2020 (Insured; MBIA)                                                            3,000,000                3,208,350

      5.125%, 7/1/2026 (Insured; FSA)                                                         4,000,000                4,214,320

      5.25%, 7/1/2029 (Insured; FSA)                                                          8,000,000                8,482,240

Puerto Rico Highway and Transportation Authority:

  Highway Revenue:

      9.125%, 7/1/2010                                                                        3,200,000  (c)           3,339,616

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   11,610

      9.10%, 7/1/2013 (Insured; MBIA)                                                         2,290,000  (b,c)         3,027,449

      5.50%, 7/1/2026 (Insured; FSA)

         (Prerefunded 7/1/2006)                                                               2,375,000  (a)           2,693,559

      5.50%, 7/1/2036                                                                         6,500,000                6,908,525

   Transportation Revenue 5.75%, 7/1/2041                                                     3,000,000                3,325,620

Puerto Rico Industrial Tourist, Educational, Medical

  and Environmental Control Facilities

  Financing Authority, Revenue (Teachers

   Retirement System) 5.50%, 7/1/2021                                                           800,000                  883,248

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        3,000,000                3,302,790

Puerto Rico Ports Authority, Special Facilities

  Revenue (American Airlines)

   6.25%, 6/1/2026                                                                            4,355,000                1,568,061

Puerto Rico Public Finance Corp.

   (Commonwealth Appropriation) 6%, 8/1/2026                                                 11,450,000               13,388,142

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                5,434,150

Virgin Islands Public Finance Authority, Revenue,

  Gross Receipts Taxes Loan Note

   6.375%, 10/1/2019                                                                          2,000,000                2,231,860

Virgin Islands Water and Power Authority,

   (Electric Systems) 5.30%, 7/1/2021                                                         1,750,000                1,731,555

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $338,536,073)                                                                                               363,898,805

SHORT-TERM MUNICIPAL INVESTMENT--1.1%
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Educational Facilities

  Authority, Revenue, VRDN

  (Yale University) 1.30%

   (cost $3,800,000)                                                                          3,800,000  (e)           3,800,000

TOTAL INVESTMENTS (cost $342,336,073)                                                            101.1%              367,698,805

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)              (3,946,711)

NET ASSETS                                                                                       100.0%              363,752,094


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch's              or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              61.9

AA                               Aa                              AA                                                5.7

A                                A                               A                                                10.0

BBB                              Baa                             BBB                                              17.9

CCC                              Caa                             CCC                                                .4

F1                               MIG1/P1                         SP1/A1                                            1.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     3.1

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $28,910,496 OR 7.9% OF NET ASSETS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           342,336,073  367,698,805

Interest receivable                                                  6,266,816

Receivable for investment securities sold                            5,168,817

Receivable for shares of Beneficial Interest subscribed                326,413

Prepaid expenses                                                        16,488

                                                                   379,477,339
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          263,594

Cash overdraft due to Custodian                                        377,384

Payable for investment securities purchased                         14,846,928

Payable for shares of Beneficial Interest redeemed                     171,395

Accrued expenses                                                        65,944

                                                                    15,725,245
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     363,752,094
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    342,469,192

Accumulated net realized gain (loss) on investments                 (4,079,830)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     25,362,732
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     363,752,094



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            305,075,756             46,459,749             12,216,589

Shares Outstanding                                                         25,034,452              3,815,805              1,004,253
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.19                  12.18                  12.16

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,639,783

EXPENSES:

Management fee--Note 3(a)                                            1,986,747

Shareholder servicing costs--Note 3(c)                               1,099,390

Distribution fees--Note 3(b)                                           309,367

Prospectus and shareholders' reports                                    59,973

Professional fees                                                       45,289

Custodian fees                                                          42,393

Registration fees                                                       21,578

Trustees' fees and expenses--Note 3(d)                                   9,926

Loan commitment fees--Note 2                                             4,983

Miscellaneous                                                           26,635

TOTAL EXPENSES                                                       3,606,281

INVESTMENT INCOME--NET                                              16,033,502
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,239,190)

Net unrealized appreciation (depreciation) on investments           11,037,522

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,798,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,831,834

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,033,502            16,512,527

Net realized gain (loss) on investments        (1,239,190)              192,109

Net unrealized appreciation (depreciation)
   on investments                              11,037,522             3,583,735

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,831,834            20,288,371
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (13,758,085)         (14,355,264)

Class B shares                                 (1,806,752)          (1,793,678)

Class C shares                                   (415,704)            (317,183)

TOTAL DIVIDENDS                               (15,980,541)         (16,466,125)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 73,335,470          69,648,190

Class B shares                                 10,224,298          14,642,059

Class C shares                                  3,306,192           5,845,932

Dividends reinvested:

Class A shares                                  7,479,975           7,648,884

Class B shares                                  1,077,658           1,109,603

Class C shares                                    291,962             215,197

Cost of shares redeemed:

Class A shares                                (85,127,027)        (69,328,224)

Class B shares                                 (9,119,427)        (11,945,701)

Class C shares                                 (1,366,607)         (1,626,287)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          102,494          16,209,653

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,953,787          20,031,899
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           353,798,307          333,766,408

END OF PERIOD                                 363,752,094          353,798,307


                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     6,084,493            5,858,193

Shares issued for dividends reinvested            618,979              642,795

Shares redeemed                                (7,058,681)          (5,823,751)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (355,209)             677,237
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       847,747            1,230,762

Shares issued for dividends reinvested             89,253               93,309

Shares redeemed                                  (756,891)          (1,000,322)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     180,109              323,749
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       275,018              489,299

Shares issued for dividends reinvested             24,197               18,125

Shares redeemed                                  (113,182)            (137,722)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     186,033              369,702

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 274,588 CLASS B SHARES REPRESENTING $3,309,953, WERE AUTOMATICALLY CONVERTED TO 274,343 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 587,514 CLASS B SHARES REPRESENTING $7,039,342 WERE AUTOMATICALLY CONVERTED TO 587,024 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended April 30,
                                                                 -----------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)       2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.86           11.72         11.21          12.26         12.23

Investment Operations:

Investment income--net                                            .55(b)          .57(b)        .57            .58           .61

Net realized and unrealized
   gain (loss) on investments                                     .32             .14           .51           (.96)          .19

Total from Investment Operations                                  .87             .71          1.08           (.38)          .80

Distributions:

Dividends from investment income--net                            (.54)           (.57)         (.57)          (.58)         (.61)

Dividends from net realized
   gain on investments                                             --               --           --           (.09)         (.16)

Total Distributions                                              (.54)           (.57)         (.57)          (.67)         (.77)

Net asset value, end of period                                  12.19           11.86         11.72          11.21         12.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.51            6.16          9.86          (3.06)         6.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .91             .90           .89            .90           .89

Ratio of net investment income
   to average net assets                                         4.53            4.81          4.97           5.08          4.94

Portfolio Turnover Rate                                         38.11           15.96         21.71          35.12         21.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         305,076         301,044       289,723        274,962       317,923

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.80% TO  4.81%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.85          11.71          11.20          12.26         12.23

Investment Operations:

Investment income--net                                            .48(b)         .51(b)         .51            .52           .55

Net realized and unrealized
   gain (loss) on investments                                     .33            .14            .51           (.97)          .19

Total from Investment Operations                                  .81            .65           1.02           (.45)          .74

Distributions:

Dividends from investment income--net                            (.48)          (.51)          (.51)          (.52)         (.55)

Dividends from net realized
   gain on investments                                             --              --            --           (.09)         (.16)

Total Distributions                                              (.48)          (.51)          (.51)          (.61)         (.71)

Net asset value, end of period                                  12.18          11.85          11.71          11.20         12.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.96           5.61           9.31          (3.66)         6.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.42           1.42           1.41           1.42          1.40

Ratio of net investment income
   to average net assets                                         4.01           4.28           4.45           4.55          4.42

Portfolio Turnover Rate                                         38.11          15.96          21.71          35.12         21.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          46,460         43,070         38,794         42,283        58,416

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.27% TO  4.28%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.84          11.70          11.19        12.25         12.22

Investment Operations:

Investment income--net                                            .45(b)         .48(b)         .49          .50           .52

Net realized and unrealized
   gain (loss) on investments                                     .32            .14            .51         (.97)          .19

Total from Investment Operations                                  .77            .62           1.00         (.47)          .71

Distributions:

Dividends from investment income--net                            (.45)          (.48)          (.49)        (.50)         (.52)

Dividends from net realized
   gain on investments                                             --              --            --         (.09)         (.16)

Total Distributions                                              (.45)          (.48)          (.49)        (.59)         (.68)

Net asset value, end of period                                  12.16          11.84          11.70        11.19         12.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.62           5.36           9.05        (3.89)         5.88
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.66           1.65           1.65         1.66          1.65

Ratio of net investment income
   to average net assets                                         3.77           4.03           4.20         4.31          4.15

Portfolio Turnover Rate                                         38.11          15.96          21.71        35.12         21.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          12,217          9,684          5,249        4,400         4,970

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.02% TO  4.03%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Connecticut Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $14,514 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,164,443 and unrealized appreciation $24,903,401. In addition, the fund had $2,232,121 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, were as follows: tax exempt income $15,980,541 and $16,466,125, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $52,961, increased accumulated net realized gain (loss) on investments by $13,528 and increased paid-in capital by $39,433. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $46,244 from commissions earned on sales of the fund's Class A shares and $132,557 and $4,343 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $226,229 and $83,138, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $762,240, $113,114 and $27,713, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $127,710 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $148,751,709 and $134,068,616, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $342,795,404; accordingly, accumulated net unrealized appreciation on investments was $24,903,401, consisting of $29,159,414 gross unrealized appreciation and $4,256,013 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                 Shares
                                                            -----------------------------------------------------------------------
                                                                         For                   Against                 Abstained
                                                            ------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                              14,891,750                1,214,718                1,209,506


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



                   For More Information


                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  064AR0403



================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Florida Series


ANNUAL REPORT
April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Florida Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 7.96% for Class A shares, 7.43% for Class B shares and 7.17% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Florida Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.47%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market' s strong performance during the reporting period primarily to falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced lower returns than its benchmark, primarily because the Index contains bonds from many states, not just Florida, and does not reflect transaction fees and other expenses.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Florida economies were in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Citing these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for high-quality, tax-exempt bonds remained high throughout the reporting period. Municipal bond prices generally rose in this environment, and their yields fell, benefiting the fund's total return.

However, Florida's fiscal condition generally deteriorated in the weak economy as revenues from capital gains taxes and state sales taxes failed to meet projections. At the same time, weakness in the travel industry and passage of a voter proposition to reduce school class sizes created additional fiscal pressures for the state. To bridge their budget gaps, Florida has attempted to cut spending in other areas and issued new bonds. Although higher issuance volumes typically cause yields to rise, robust investor demand easily absorbed the increased supply, and bond yields remained low.

In this environment, the fund benefited from its holdings of income-oriented securities selling either at face value or at modest premiums to the prices they would command if redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. In addition, some of the fund's cushion bonds were "pre-refunded" during the reporting period, a process in which new bonds are issued at lower rates and some or all of the proceeds are set aside to retire existing bonds on their earliest call dates. This effectively shortens the bonds' maturities and puts upward pressure on prices. The pre-refunded bonds continue to pay interest until they are redeemed.

Finally, the fund's performance benefited during the reporting period from relatively small positions in certain investments. To this end, the fund held relatively few bonds issued on behalf of corporations, including a small amount of bonds backed by companies in the troubled airline and tobacco industries.

What is the fund's current strategy?

We have continued to maintain the fund's effective average maturity at points that are in line with the fund's Lipper category average. This strategy is designed to place greater emphasis on our security selections strategy and less on the potential effects of interest-rate changes.

In addition, we have continued to emphasize highly rated securities. As the differences in yields between highly rated bonds and lower-rated securities have narrowed recently, we have taken advantage of opportunities to upgrade the fund' s overall credit quality without, in our view, sacrificing significant amounts of income or liquidity. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index



EXHIBIT A:

                  Dreyfus       Dreyfus
                  Premier       Premier
                   State         State
                 Municipal     Municipal
                 Bond Fund,    Bond Fund,      Lehman
                  Florida       Florida       Brothers
    PERIOD         Series        Series       Municipal
                  (Class A     (Class B         Bond
                  shares)       shares)        Index *

    4/30/93        9,549        10,000         10,000
    4/30/94        9,752        10,154         10,216
    4/30/95       10,407        10,785         10,895
    4/30/96       11,096        11,433         11,762
    4/30/97       11,622        11,915         12,541
    4/30/98       12,403        12,661         13,708
    4/30/99       13,022        13,218         14,660
    4/30/00       12,607        12,796         14,525
    4/30/01       14,035        14,246         16,032
    4/30/02       14,943        15,168         17,154
    4/30/03       16,133        16,376         18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        3.08%            4.43%           4.90%
WITHOUT SALES CHARGE                                                    7.96%            5.40%           5.39%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 3.43%            4.53%           5.06%

WITHOUT REDEMPTION                                                      7.43%            4.86%           5.06%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         6.17%            4.59%            --            4.69%
WITHOUT REDEMPTION                                      8/15/95         7.17%            4.59%            --            4.69%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.
((+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
        FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS


April 30, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.4%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--99.7%

Brevard County, IDR (Nui Corp Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,078,630

Broward County Housing Finance Authority, MFHR:

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                2,025,260

   (Emerald Palms Apartments) 5.60%, 7/1/2021                                                 2,000,000                2,100,680

   (Pembroke Villas) 5.55%, 1/1/2023                                                          1,000,000                1,040,390

Broward County School Board, COP

   5%, 7/1/2021 (Insured; FSA)                                                                1,250,000                1,314,200

Capital Projects Finance Authority:

  Revenue:

    (Airports Project):

         5.25%, 6/1/2014 (Insured; MBIA)                                                      1,485,000                1,656,131

         5%, 6/1/2020 (Insured; MBIA)                                                         1,465,000                1,544,227

   Student Housing Revenue

      (Capital Projects Loan)

      5.50%, 10/1/2017 (Insured; MBIA)                                                        2,520,000                2,716,384

Collier County Water--Sewer District, Water Revenue

   5.25%, 7/1/2013 (Insured; FGIC)                                                            1,000,000                1,026,160

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,031,800

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,716,090

Escambia County, Sales Tax Revenue

   5.25%, 10/1/2018 (Insured; AMBAC)                                                          1,200,000                1,324,488

Escambia County Housing Finance Authority, SFMR

  (Multi-County Program)

   5.50%, 10/1/2021 (Collateralized: FNMA, GNMA)                                              6,075,000                6,383,975

Florida (Jacksonville Transportation)

   5%, 7/1/2012                                                                               3,000,000                3,281,280

Florida Board of Education:

  Capital Outlay (Public Education):

      5%, 6/1/2011                                                                            1,200,000                1,315,260

      5.30%, 6/1/2014 (Prerefunded 6/1/2003)                                                  2,000,000  (a)           2,027,220

      4.75%, 6/1/2019 (Insured; MBIA)                                                         1,000,000                1,045,230

      5.125%, 6/1/2018 (Prerefunded 6/1/2003)                                                 1,500,000  (a)           1,520,190

   Lottery Revenue:

      5.25%, 7/1/2017 (Insured; FGIC)                                                         3,890,000                4,257,994

      5%, 7/1/2020 (Insured; FGIC)                                                            1,480,000                1,566,358

Florida Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,291,840


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Housing Finance Agency (continued):

  Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA,GNMA)                                             1,765,000                1,844,249

      6.65%, 7/1/2026 (Insured; MBIA)                                                           870,000                  901,424

Florida Intergovernmental Finance Commission, Capital

   Revenue 5%, 2/1/2018 (Insured; AMBAC)                                                      1,000,000                1,064,220

Florida Turnpike Authority, Turnpike Revenue

   5%, 7/1/2013 (Insured; FGIC, Prerefunded 7/1/2003)                                         2,100,000  (a)           2,134,839

Hillsborough County School District, Sales Tax Revenue

   5.375%, 10/1/2018 (Insured; AMBAC)                                                         2,075,000                2,281,068

Jacksonville:

  Excise Taxes Revenue

      5.375%, 10/1/2019 (Insured; AMBAC)                                                      3,450,000                3,797,795

   Guaranteed Entitlement Revenue

      5.375%, 10/1/2020 (Insured; FGIC)                                                       3,795,000                4,149,643

Jacksonville Electric Authority, Revenue 5%, 10/1/2013                                          965,000                1,032,791

Jea, St John's River Power Park System Revenue:

   5%, 10/1/2017                                                                              1,500,000                1,607,940

   5%, 10/1/2018                                                                              1,500,000                1,596,900

Lee County Housing Finance Authority SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA,GNMA)                                                  820,000                  903,197

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA,GNMA)                                               430,000                  476,840

Manatee County Housing Finance Authority, Mortgage

   Revenue 5.85%, 11/1/2033 (Collateralized; GNMA)                                            5,500,000                5,936,425

Marion County School Board, COP

   5.25%, 6/1/2017 (Insured; FSA)                                                             2,015,000                2,237,315

Miami-Dade County, Solid Waste System Revenue

   5.50%, 10/1/2017 (Insured; FSA)                                                            2,595,000                2,893,425

Miami-Dade County Housing Finance Authority, MFMR

  (Country Club Villa)

      5.70%, 7/1/2021 (Insured; FSA)                                                            400,000                  426,964

   (Miami Stadium Apartments)

      5.40%, 8/1/2021 (Insured; FSA)                                                          1,275,000                1,337,857

   (Villa Esperanza Apartments Project)

      5.35%, 10/1/2028                                                                        1,000,000                  994,720

North Miami Educational Facilities, Revenue

   (Johnston & Wales University Project) 5%, 4/1/2017                                         1,800,000                1,940,778

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          7,535,000                7,607,336

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Orange County Housing Finance Authority, MFHR:

  (Palm Grove Gardens)

      5.15%, 1/1/2023 (Collateralized; FNMA)                                                  1,175,000                1,209,098

   (Seminole Pointe Project) 5.75%, 12/1/2023                                                 2,840,000                2,931,505

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,324,571

Palm Bay, Utility Revenue (Capital Appreciation)

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     1,845,000                  805,472

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA,GNMA)                                                  905,000                  953,798

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA,GNMA)                                                2,900,000                3,013,970

Port Palm Beach District, Revenue:

   Zero Coupon, 9/1/2022                                                                      1,000,000                  388,120

   Zero Coupon, 9/1/2023                                                                      1,000,000                  365,210

Port St. Lucie:

  Storm Water Utility Revenue

      5%, 5/1/2023 (Insured; MBIA)                                                            1,750,000                1,824,060

   Utility Revenue 5%, 9/1/2017 (Insured; MBIA)                                               1,000,000                1,089,680

Seminole Water Control District 6.75%, 8/1/2022                                               1,960,000                2,005,256

South Broward Hospital District, HR

   5.60%, 5/1/2027                                                                            4,000,000                4,166,320

Tampa:

  (Alleghany Health System Revenue St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,102,210

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                1,133,998

Winter Park, Water & Sewer Revenue:

   5.375%, 12/1/2017 (Insured; AMBAC)                                                         1,645,000                1,838,156

   5.375%, 12/1/2018 (Insured; AMBAC)                                                         1,730,000                1,921,442

Winter Springs, Water & Sewer Revenue

   5%, 4/1/2020 (Insured; MBIA)                                                               1,585,000                1,675,440

U.S. RELATED--1.7%

Puerto Rico Public Finance Corporation, (Commonwealth

   Appropriation) 5.70%, 8/1/2025                                                             2,000,000                2,112,400

TOTAL INVESTMENTS (cost $122,639,823)                                                            101.4%              128,290,219

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)              (1,717,234)

NET ASSETS                                                                                       100.0%              126,572,985


Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                          Company

FNMA                 Federal National Mortgage
                          Association

FSA                  Financial Security Assurance

GNMA                 Government National Mortgage
                          Association

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                 Multi-Family Housing Revenue

MFMR                 Multi-Family Mortgage Revenue

SFMR                 Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              75.2

AA                               Aa                              AA                                               12.9

A                                A                               A                                                 4.6

BBB                              Baa                             BBB                                               1.6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     5.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(C)  AT APRIL 30, 2003, THE FUND HAD $43,488,281 OR 34.4% OF NET ASSETS INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,639,823   128,290,219

Cash                                                                    858,386

Interest receivable                                                   1,632,014

Receivable for shares of Beneficial Interest subscribed                  10,201

Prepaid expenses                                                         13,327

                                                                    130,804,147
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            90,403

Payable for investment securities purchased                           3,804,591

Payable for shares of Beneficial Interest redeemed                      226,796

Accrued expenses and other liabilities                                  109,372

                                                                      4,231,162
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,572,985

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,051,960

Accumulated net realized gain (loss) on investments                 (1,129,371)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       5,650,396

NET ASSETS ($)                                                      126,572,985



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            109,664,144             13,011,776             3,897,065

Shares Outstanding                                                          7,612,543                903,521               270,528

NET ASSET VALUE PER SHARE ($)                                                   14.41                  14.40                 14.41

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,691,178

EXPENSES:

Management fee--Note 3(a)                                              693,007

Shareholder servicing costs--Note 3(c)                                 391,195

Distribution fees--Note 3(b)                                            83,534

Prospectus and shareholders' reports                                    29,623

Registration fees                                                       21,642

Custodian fees                                                          20,265

Professional fees                                                       13,435

Trustees' fees and expenses--Note 3(d)                                   3,380

Loan commitment fees--Note 2                                             1,733

Miscellaneous                                                           12,132

TOTAL EXPENSES                                                       1,269,946

INVESTMENT INCOME--NET                                               5,421,232
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (228,307)

Net unrealized appreciation (depreciation) on investments            4,342,371

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,114,064

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,535,296

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,421,232             5,609,051

Net realized gain (loss) on investments          (228,307)            2,812,730

Net unrealized appreciation (depreciation)
   on investments                               4,342,371              (486,445)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    9,535,296             7,935,336
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,840,709)          (5,145,514)

Class B shares                                   (456,846)            (375,252)

Class C shares                                   (116,919)             (64,240)

Net realized gain on investments:

Class A shares                                       --                (25,444)

Class B shares                                       --                 (2,039)

Class C shares                                       --                   (527)

TOTAL DIVIDENDS                                (5,414,474)          (5,613,016)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,012,421            8,626,780

Class B shares                                  5,363,033            3,388,048

Class C shares                                  1,236,469            1,937,801

Dividends reinvested:

Class A shares                                  1,966,067            1,957,357

Class B shares                                    170,859              139,220

Class C shares                                     75,621               35,470

Cost of shares redeemed:

Class A shares                                (15,619,087)         (17,195,195)

Class B shares                                 (2,211,332)          (4,174,630)

Class C shares                                   (178,095)            (330,241)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,184,044)          (5,615,390)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,936,778           (3,293,070)

NET ASSETS ($):

Beginning of Period                           124,636,207          127,929,277

END OF PERIOD                                 126,572,985          124,636,207


                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       493,487              619,038

Shares issued for dividends reinvested            138,093              140,202

Shares redeemed                                (1,100,431)          (1,234,354)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (468,851)            (475,114)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       377,348              243,336

Shares issued for dividends reinvested             12,000                9,975

Shares redeemed                                  (155,541)            (299,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     233,807              (45,838)

CLASS C

Shares sold                                        86,661              138,700

Shares issued for dividends reinvested              5,310                2,547

Shares redeemed                                   (12,476)             (23,546)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      79,495              117,701

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 22,552 CLASS B SHARES REPRESENTING $321,526 WERE AUTOMATICALLY CONVERTED TO 22,545 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 151,836 CLASS B SHARES REPRESENTING $2,128,022 WERE AUTOMATICALLY CONVERTED TO 151,758 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                                 -----------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001          2000            1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                          13.94          13.69          12.88          14.03          14.17

Investment Operations:

Investment income--net                                            .62(b)         .62(b)         .62            .65            .65

Net realized and unrealized gain
   (loss) on investments                                          .47            .25            .81          (1.10)           .05

Total from Investment Operations                                 1.09            .87           1.43           (.45)           .70

Distributions:

Dividends from investment income--net                            (.62)          (.62)          (.62)          (.65)          (.65)

Dividends from net realized gain
   on investments                                                  --           (.00)(c)       (.00)(c)       (.05)          (.19)

Total Distributions                                              (.62)          (.62)          (.62)          (.70)          (.84)

Net asset value, end of period                                  14.41          13.94          13.69          12.88          14.03

TOTAL RETURN (%)(D)                                              7.96           6.48          11.32          (3.19)          5.00

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94            .94            .92            .92            .92

Ratio of net investment income
   to average net assets                                         4.37           4.47           4.65           4.92           4.53

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --            .01            .18            .06            --

Portfolio Turnover Rate                                         25.52          52.76           8.55          29.04          88.48

Net Assets, end of period ($ x 1,000)                         109,664        112,641        117,133        118,352        149,185

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.45% TO 4.47%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                          13.93          13.68          12.87          14.02         14.17

Investment Operations:

Investment income--net                                            .55(b)         .55(b)         .55            .58           .57

Net realized and unrealized gain
   (loss) on investments                                          .47            .25            .81          (1.10)          .04

Total from Investment Operations                                 1.02            .80           1.36           (.52)          .61

Distributions:

Dividends from investment income--net                            (.55)          (.55)          (.55)          (.58)         (.57)

Dividends from net realized gain
   on investments                                                  --           (.00)(c)       (.00)(c)       (.05)         (.19)

Total Distributions                                              (.55)          (.55)          (.55)          (.63)         (.76)

Net asset value, end of period                                  14.40          13.93          13.68          12.87         14.02

TOTAL RETURN (%)(D)                                              7.43           5.94          10.78          (3.68)         4.40

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.43           1.44           1.42           1.43          1.42

Ratio of net investment income
   to average net assets                                         3.86           3.96           4.16           4.41          4.02

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --            .01            .19            .06            --

Portfolio Turnover Rate                                         25.52          52.76           8.55          29.04         88.48

Net Assets, end of period ($ x 1,000)                          13,012          9,332          9,792         14,353        26,693

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.94% TO 3.96%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2003          2002(a)         2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                          13.94          13.69          12.88          14.03         14.17

Investment Operations:

Investment income--net                                            .51(b)         .51(b)         .52            .54           .53

Net realized and unrealized gain
   (loss) on investments                                          .47            .26            .81          (1.10)           .05

Total from Investment Operations                                  .98            .77           1.33           (.56)           .58

Distributions:

Dividends from investment income--net                            (.51)          (.52)          (.52)          (.54)          (.53)

Dividends from net realized gain
   on investments                                                  --           (.00)(c)       (.00)(c)       (.05)          (.19)

Total Distributions                                              (.51)          (.52)          (.52)          (.59)          (.72)

Net asset value, end of period                                  14.41          13.94          13.69          12.88          14.03

TOTAL RETURN (%)(D)                                              7.17           5.68          10.50          (3.97)          4.13

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.68           1.67           1.67           1.73           1.75

Ratio of net investment income
   to average net assets                                         3.62           3.69           3.83           4.11           3.69

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --            .01            .21            .10            --

Portfolio Turnover Rate                                         25.52          52.76           8.55          29.04          88.48

Net Assets, end of period ($ x 1,000)                           3,897          2,663          1,004            456            394

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.66% TO 3.69%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series, including the Florida Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,081 during the period ended April 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $793,249 and unrealized appreciation $5,650,396. In addition, the fund had $336,122 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $68,215 of the carryover expires in fiscal 2009 and $725,034 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, were as follows: tax exempt
income   $5,414,474   and  $5,585,006  and  ordinary  income  $0  and  $28,010,
respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $6,758, decreased accumulated net realized gain (loss) on investments by $3,889 and increased paid-in capital by $10,647. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $30,153 from commissions earned on sales of the fund's Class A shares and $15,219 and $192 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $59,237 and $24,297, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30 2003, Class A, Class B and Class C shares were charged $277,286, $29,618 and $8,099, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $57,576 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $37,856,294 and $31,219,396, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $122,639,823; accordingly, accumulated net unrealized appreciation on investments was $5,650,396, consisting of $5,655,676 gross unrealized appreciation and $5,280 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the funds comprising Dreyfus Premier State Municipal Bond
Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Florida residents, not subject to taxation by Florida).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                  Shares
                                                               --------------------------------------------------------------------
                                                                              For                 Against              Abstained
                                                              ----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                                 4,398,035                 357,475                 306,369


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



NOTES



            For More Information




                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  051AR0403



================================================================================

 Dreyfus Premier State
 Municipal Bond Fund,
 Maryland Series



 ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Proxy Results

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series


LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor. We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets. Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery. What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003


DISCUSSION OF FUND PERFORMANCE
Douglas Gaylor, Portfolio Manager


How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 9.49% for Class A shares, 8.86% for Class B shares and 8.66% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.59%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes. We attribute the municipal bond market's strong performance during the reporting period primarily to falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced higher returns than its benchmark and Lipper category average, primarily because of good performance among its holdings of premium-priced bonds and the beneficial effects of its relatively long "average duration" - a measure of sensitivity to changing interest rates - as interest rates declined.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state and local income taxes without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Maryland state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years. The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Maryland economies were in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Citing these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for tax-exempt bonds remained high throughout the reporting period. Municipal bond prices generally rose in this environment, and their yields fell, benefiting the fund's total return.

However, Maryland's fiscal condition generally deteriorated in the weak economy when revenues from state income taxes, capital gains taxes and sales taxes failed to meet projections. To bridge the largest budget gap in state history, Maryland's lawmakers have proposed cutting spending in some areas, raising corporate taxes and issuing new bonds. Although higher issuance volumes typically cause yields to rise, robust investor demand easily absorbed the increased supply, and bond yields remained low.

In this environment, the fund benefited from its holdings of income-oriented securities selling either at face value or at modest premiums to the prices they would command if redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. In addition, the fund benefited from its duration management strategy, in which we maintained the fund's average duration at points that generally were longer than those of its benchmark and the fund's Lipper category average. This positioning enabled the fund to lock in then-current yields for a longer-than-average time while interest rates fell, and the resulting capital appreciation contributed positively to the fund's total return.

Finally, the fund's relative performance benefited during the reporting period from having fewer investments in certain sectors than did some other funds in its Lipper category. The fund held relatively few lower-rated bonds backed by corporations, including companies in the troubled airline and tobacco industries. Such securities generally performed poorly during the reporting period.

What is the fund's current strategy?

We have continued to maintain our emphasis on income-oriented securities that, in our view, are likely to hold their value better than other types of bonds during periods of market weakness. In addition, we have attempted to take advantage of temporary periods of market weakness to purchase securities selling at what we consider to be attractive prices. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. - Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3 SOURCE: LIPPER INC. - Category average returns reflect the fees and expenses of the funds comprising the average.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index



EXHIBIT A:

                  Dreyfus        Dreyfus
                  Premier        Premier
                   State          State
                 Municipal      Municipal
                Bond Fund,     Bond Fund,       Lehman
                 Maryland       Maryland       Brothers
    PERIOD        Series         Series        Municipal
                 (Class A       (Class B         Bond
                 shares)        shares)         Index *

   4/30/93         9,552         10,000         10,000
   4/30/94         9,680         10,075         10,216
   4/30/95        10,311         10,673         10,895
   4/30/96        11,057         11,384         11,762
   4/30/97        11,820         12,106         12,541
   4/30/98        12,932         13,174         13,708
   4/30/99        13,677         13,860         14,660
   4/30/00        13,183         13,360         14,525
   4/30/01        14,125         14,314         16,032
   4/30/02        14,716         14,913         17,154
   4/30/03        16,113         16,329         18,611

* Source: Lipper Inc.


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MARYLAND MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MARYLAND MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        4.54%            3.55%           4.89%
WITHOUT SALES CHARGE                                                    9.49%            4.50%           5.37%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 4.86%            3.63%           5.03%

WITHOUT REDEMPTION                                                      8.86%            3.96%           5.03%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         7.66%            3.70%            --            4.81%
WITHOUT REDEMPTION                                      8/15/95         8.66%            3.70%            --            4.81%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


April 30, 2003

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--95.2%

Anne Arundel County, EDR (Community College)
   5%, 9/1/2017                                                                               2,255,000                2,381,844

Baltimore, Revenue:

  Mortgage (Tindeco Wharf) 6.60%, 12/20/2024

      (Collateralized; GNMA)                                                                  4,250,000                4,340,142

   Port Facilities (Consolidated Coal Sales Co.)

      6.50%, 12/1/2010                                                                        4,090,000                4,231,064

   Project (Water Projects) 5%, 7/1/2027 (Insured; FGIC)                                      2,000,000                2,059,620

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     2,940,000                2,948,379

Baltimore County:

  Mortgage Revenue:

      (Dunfield) 4.25%, 9/20/2014 (Collateralized; GNMA)                                      1,395,000                1,429,819

      Nursing Facility:

         (Eastpoint Rehabilitation & Nursing Centers):

            3%, 4/1/2015                                                                      1,000,000                  434,200

            3%, 4/1/2028                                                                      1,500,000                  650,925

      Zero Coupon, 9/1/2024                                                                   2,280,000                  732,746

   PCR (Bethlehem Steel Corp.):

      7.50%, 6/1/2015                                                                         8,430,000  (a)             210,750

      7.55%, 6/1/2017                                                                         1,945,000  (a)              48,625

Gaithersburg, Hospital Facilities Improvement Revenue

   (Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)                                              10,000,000               12,256,600

Howard County:

  (Consolidated Public Improvement):

      5.25%, 8/15/2019                                                                        1,800,000                1,963,188

      5.25%, 8/15/2020                                                                        1,800,000                1,952,082

      5.25%, 8/15/2021                                                                        1,765,000                1,903,323

   COP 8.15%, 2/15/2020                                                                         605,000                  881,654

   (Metropolitan District) 5.25%, 8/15/2019                                                   1,700,000                1,854,122

Maryland Community Development Administration,
   Department of Housing and Community Development:

      Housing Revenue 5.95%, 7/1/2023                                                         4,485,000                4,737,416

      Multi-Family Housing (Insured Mortgage):

         6.50%, 5/15/2013                                                                     2,000,000                2,043,060

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,092,416

      Residential:

         5.50%, 9/1/2014                                                                      1,000,000                1,065,690

         5.30%, 9/1/2016                                                                      5,000,000                5,291,850

         5.90%, 9/1/2019                                                                      2,000,000                2,136,820

         5.85%, 9/1/2021                                                                      7,500,000                7,982,550

         5.70%, 9/1/2022                                                                      6,000,000                6,361,380

         5.60%, 9/1/2028                                                                      5,000,000                5,250,350


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration, Department of Housing and Community Development (continued):

    Single Family Program:

         4.95%, 4/1/2015                                                                      4,605,000                4,852,795

         6.55%, 4/1/2026                                                                      3,960,000                4,146,278

         6.75%, 4/1/2026                                                                      2,410,000                2,491,386

Maryland Department of Transportation, County

   Transportation 5.50%, 2/1/2016                                                             2,000,000                2,342,100

Maryland Economic Development Corp., Revenue:

  (Health & Mental Hygiene Providers Facilities):

    Acquisition Program):

         8.375%, 3/1/2013                                                                       600,000                  615,654

         8.75%, 3/1/2017                                                                      3,725,000                3,728,800

      Lease:

         5%, 9/15/2014                                                                        1,000,000                1,105,570

         5%, 9/15/2015                                                                        1,000,000                1,099,240

         5%, 9/15/2016                                                                          640,000                698,752

         (Aviation Administration Facilities):

            5.50%, 6/1/2016 (Insured; FSA)                                                    3,120,000                3,446,539

            5.50%, 6/1/2018 (Insured; FSA)                                                    2,535,000                2,758,993

            5.375%, 6/1/2019 (Insured; FSA)                                                   9,530,000               10,195,766

      (Montgomery County Wayne Avenue):

         5.25%, 9/15/2014                                                                     5,000,000                5,605,250

         5.25%, 9/15/2016                                                                     2,940,000                3,255,109

      Student Housing:

         (Frostburg State University) 6%, 10/1/2024                                           5,000,000                5,150,000

         (Morgan State University) 6%, 7/1/2022                                               2,750,000                2,869,212

         (University Village at Sheppard Pratt):

            5.875%, 7/1/2021                                                                  1,750,000                1,890,735

            6%, 7/1/2033                                                                      1,750,000                1,868,632

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

    (Anne Arundel Medical Center) 5%, 7/1/2023

         (Insured; AMBAC)                                                                     7,000,000                7,079,100

      (Carroll County General Hospital):

         6%, 7/1/2018                                                                           500,000                  546,570

         6%, 7/1/2019                                                                           665,000                  722,044

         6%, 7/1/2020                                                                           750,000                  812,018

         6%, 7/1/2021                                                                           550,000                  592,741

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            7,840,000                7,652,624

      (Helix Health Issue) 5%, 7/1/2027
         (Insured; AMBAC)                                                                     8,210,000                8,779,035

      (Institute College of Art) 5.50%, 6/1/2021                                                335,000                  349,294

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational Facilities

  Authority, Revenue (continued):

    (Loyola College Issue) 5.375%, 10/1/2026

         (Insured; MBIA)                                                                      1,710,000                1,840,901

      (Union Hospital of Cecil County) 6.70%, 7/1/2009                                        2,320,000                2,593,180

      (University of Maryland Medical Systems):

         5.75%, 7/1/2017                                                                      3,000,000                3,301,500

         6%, 7/1/2022                                                                         2,000,000                2,184,720

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,882,670

         6%, 7/1/2032                                                                         3,000,000                3,214,830

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                655,000                  572,843

Montgomery County:

   Consolidated Public Improvement 5%, 2/1/2019                                               7,650,000                8,237,444

   Special Obligation (West Germantown
      Development District):

         5.375%, 7/1/2020                                                                       500,000                  532,075

         5.50%, 7/1/2027                                                                      2,975,000                3,149,038

Montgomery County Housing Opportunities Commission:

   MFMR 7.05%, 7/1/2032                                                                       2,485,000                2,530,749

   SFMR:

      6.625%, 7/1/2026                                                                        1,000,000                1,037,550

      Zero Coupon, 7/1/2027                                                                  20,835,000                5,564,612

      Zero Coupon, 7/1/2028                                                                  55,055,000               13,768,154

      Zero Coupon, 7/1/2032                                                                   7,215,000                1,382,250

      Zero Coupon, 7/1/2033                                                                   3,060,000                  548,230

Morgan State University, Academic and Auxilliary

  Facilities Fees Revenue:

      5%, 7/1/2020 (Insured; FGIC)                                                              500,000                  535,580

      5%, 7/1/2022 (Insured; FGIC)                                                            1,000,000                1,058,380

Northeast Waste Disposal Authority, Solid Waste Revenue:

   5.50%, 4/1/2015 (Insured; AMBAC)                                                           7,000,000                7,752,780

   5.50%, 4/1/2016 (Insured; AMBAC)                                                           8,000,000                8,798,800

   (Montgomery County Resource Recovery):

      6%, 7/1/2008                                                                            2,690,000                3,014,118

      6.20%, 7/1/2010 (Prerefunded 7/1/2003)                                                 10,000,000  (b)          10,284,500

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartments)

         6.80%, 7/1/2025 (Insured; FHA & MBIA)                                                4,300,000                4,349,579

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000                2,404,908


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Prince Georges County Housing Authority (continued):

  Mortgage Revenue (continued):

    (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,098,620

      (Stevenson Apartments)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,063,840

      (Windsor) 5%, 8/20/2023 (Collateralized; GNMA)                                          1,000,000                1,016,890

Prince Georges County, Revenue
   (Dimensions Health Corp.)

   5.30%, 7/1/2024                                                                           12,585,000                8,382,113

Washington Suburban Sanitary District

  (General Construction):

      5%, 6/1/2015                                                                            5,000,000                5,471,200

      5%, 6/1/2016                                                                            1,500,000                1,630,410

U.S. RELATED--3.1%

Commonwealth of Puerto Rico, Public Improvement

   5.125%, 7/1/2030 (Insured; FSA)                                                            5,400,000                5,623,398

Puerto Rico Electric Power Authority, Power Revenue

   5.125%, 7/1/2026                                                                           2,000,000                2,107,160

Puerto Rico Infrastructure Financing Authority

   Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)                                          1,275,000                1,382,495
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $291,201,870)                                                             98.3%              293,210,369

CASH AND RECEIVABLES (NET)                                                                         1.7%                5,217,736

NET ASSETS                                                                                       100.0%              298,428,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

SFMR                Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.6

AA                               Aa                              AA                                               33.7

A                                A                               A                                                11.5

BBB                              Baa                             BBB                                               9.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     2.1

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT  APRIL  30,  2003,  THE  FUND HAD  $100,103,339  OR 33.5% OF NET  ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           291,201,870   293,210,369

Cash                                                                  1,403,733

Interest receivable                                                   3,781,971

Receivable for shares of Beneficial Interest subscribed                 318,447

Prepaid expenses                                                         16,472

                                                                    298,730,992

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           222,028

Payable for shares of Beneficial Interest redeemed                       32,517

Accrued expenses                                                         48,342

                                                                        302,887

NET ASSETS ($)                                                      298,428,105

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     297,921,549

Accumulated net realized gain (loss) on investments                  (1,501,943)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,008,499

NET ASSETS ($)                                                      298,428,105



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            234,408,239             57,891,776              6,128,090

Shares Outstanding                                                         18,949,815              4,679,011                495,066

NET ASSET VALUE PER SHARE ($)                                                   12.37                  12.37                  12.38

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,005,557

EXPENSES:

Management fee--Note 3(a)                                            1,613,540

Shareholder servicing costs--Note 3(c)                                 928,115

Distribution fees--Note 3(b)                                           318,391

Professional fees                                                       54,297

Prospectus and shareholders' reports                                    46,397

Custodian fees                                                          37,965

Registration fees                                                       25,440

Trustees' fees and expenses--Note 3(d)                                   7,697

Loan commitment fees--Note 2                                             4,036

Miscellaneous                                                           18,777

TOTAL EXPENSES                                                       3,054,655

INVESTMENT INCOME--NET                                              12,950,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,039,464

Net unrealized appreciation (depreciation) on investments           12,184,943

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,224,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                26,175,309

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,950,902          13,927,920

Net realized gain (loss) on investments         1,039,464          (2,543,818)

Net unrealized appreciation (depreciation)
   on investments                              12,184,943             100,196

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   26,175,309          11,484,298

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (10,497,507)         (11,468,607)

Class B shares                                (2,227,283)          (2,254,711)

Class C shares                                  (200,959)            (162,072)

Net realized gain on investments:

Class A shares                                   (55,366)            (467,926)

Class B shares                                   (13,344)            (101,220)

Class C shares                                    (1,355)              (8,114)

TOTAL DIVIDENDS                              (12,995,814)         (14,462,650)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,542,348          21,924,868

Class B shares                                 10,357,245          16,516,054

Class C shares                                  2,458,722           1,517,648

Dividends reinvested:

Class A shares                                  6,345,841           7,206,056

Class B shares                                  1,093,225           1,169,322

Class C shares                                     97,867             104,625

Cost of shares redeemed:

Class A shares                               (25,614,766)         (26,197,602)

Class B shares                                (8,874,261)         (11,393,958)

Class C shares                                  (853,847)            (642,532)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        (447,626)          10,204,481

TOTAL INCREASE (DECREASE) IN NET ASSETS       12,731,869            7,226,129

NET ASSETS ($):

Beginning of Period                           285,696,236          278,470,107

END OF PERIOD                                 298,428,105          285,696,236

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,195,992            1,824,089

Shares issued for dividends reinvested            520,836              601,386

Shares redeemed                                (2,107,611)          (2,196,093)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (390,783)              229,382

CLASS B(A)

Shares sold                                       851,728            1,372,432

Shares issued for dividends reinvested             89,685               97,576

Shares redeemed                                  (729,976)            (947,376)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     211,437              522,632

CLASS C

Shares sold                                       202,405              126,462

Shares issued for dividends reinvested              8,020                8,721

Shares redeemed                                   (69,829)             (53,984)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     140,596               81,199

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 214,703 CLASS B SHARES REPRESENTING $2,623,532 WERE AUTOMATICALLY CONVERTED TO 214,742 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 445,075 CLASS B SHARES REPRESENTING $5,364,714 WERE AUTOMATICALLY CONVERTED TO 445,091 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003          2002(a)         2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.82          11.94          11.74          12.94         13.05

Investment Operations:

Investment income--net                                            .55(b)         .59(b)         .62            .63           .65

Net realized and unrealized
   gain (loss) on investments                                     .55           (.10)           .20          (1.10)          .09

Total from Investment Operations                                 1.10            .49            .82           (.47)          .74

Distributions:

Dividends from investment income--net                            (.55)          (.59)          (.62)          (.63)         (.65)

Dividends from net realized
   gain on investments                                           (.00)(c)       (.02)          (.00)(c)       (.10)         (.20)

Total Distributions                                              (.55)          (.61)          (.62)          (.73)         (.85)

Net asset value, end of period                                  12.37          11.82          11.94          11.74         12.94

TOTAL RETURN (%)(D)                                              9.49           4.19           7.14          (3.61)         5.76

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93            .92            .91            .91           .90

Ratio of net investment income
   to average net assets                                         4.53           4.93           5.22           5.16          4.97

Portfolio Turnover Rate                                         32.27          35.83          14.74          28.37         29.30

Net Assets, end of period ($ x 1,000)                         234,408        228,669        228,111        229,184       264,255

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.92% TO  4.93%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended April 30,
                                                               -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.83          11.94          11.74          12.94         13.05

Investment Operations:

Investment income--net                                            .49(b)         .53(b)         .56            .56           .58

Net realized and unrealized
   gain (loss) on investments                                     .54           (.09)           .20          (1.10)          .09

Total from Investment Operations                                 1.03            .44            .76           (.54)          .67

Distributions:

Dividends from investment income--net                            (.49)          (.53)          (.56)          (.56)         (.58)

Dividends from net realized
   gain on investments                                           (.00)(c)       (.02)          (.00)(c)       (.10)         (.20)

Total Distributions                                              (.49)          (.55)          (.56)          (.66)         (.78)

Net asset value, end of period                                  12.37          11.83          11.94          11.74         12.94

TOTAL RETURN (%)(D)                                              8.86           3.75           6.60          (4.12)         5.20
-
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.44           1.43           1.42           1.43          1.42

Ratio of net investment income
   to average net assets                                         4.01           4.41           4.69           4.62          4.44

Portfolio Turnover Rate                                         32.27          35.83          14.74          28.37         29.30

Net Assets, end of period ($ x 1,000)                          57,892         52,833         47,095         43,044        59,806

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.39% TO  4.41%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                              Year Ended April 30,
                                                                 ------------------------------------------------------------
CLASS C SHARES                                                   2003          2002(a)         2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.83         11.94           11.75          12.95         13.06

Investment Operations:

Investment income--net                                            .46(b)        .50(b)          .53            .54           .55

Net realized and unrealized
   gain (loss) on investments                                     .55          (.09)            .19          (1.10)          .09

Total from Investment Operations                                 1.01           .41             .72           (.56)          .64

Distributions:

Dividends from investment income--net                            (.46)         (.50)           (.53)          (.54)         (.55)

Dividends from net realized
   gain on investments                                           (.00)(c)      (.02)           (.00)(c)       (.10)         (.20)

Total Distributions                                              (.46)         (.52)           (.53)          (.64)         (.75)

Net asset value, end of period                                  12.38         11.83           11.94          11.75         12.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              8.66          3.48            6.23          (4.32)         4.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.67            1.67           1.65          1.66

Ratio of net investment income
   to average net assets                                         3.74          4.15            4.43           4.41          4.15

Portfolio Turnover Rate                                         32.27         35.83           14.74          28.37         29.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,128         4,194           3,264          2,223         3,235

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.13% TO  4.15%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Maryland Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $18,922 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,501,943 and unrealized appreciation $2,100,806.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $519,666 of the carryover expires in fiscal 2010 and $982,277 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2003 and April 30, 2002 were as follows: tax exempt income $12,925,749 and $13,885,390, ordinary income $70,065 and $31,692 and long-term capital gains $0 and $545,568, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $25,153, increased accumulated net realized gain (loss) on investments by $1,514 and increased paid-in capital by $23,639. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $27,483 from commissions earned on sales of the fund's Class A shares and $123,822 and $1,530 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $278,031 and $40,360, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $580,959, $139,015 and $13,453, respectively, pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $125,916 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $99,144,804 and $92,896,343, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $291,109,563; accordingly, accumulated net unrealized appreciation on investments was $2,100,806, consisting of $14,052,773 gross unrealized appreciation and $11,951,967 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as " exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                  Shares
                                                           -------------------------------------------------------------------------
                                                                         For                   Against               Abstained
                                                           ------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                              12,039,610                1,196,556               630,152

                                                                       The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES


                   For More Information



                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  052AR0403





================================================================================

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series


ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 9.04% for Class A shares, 8.58% for Class B shares and 8.31% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.95%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's performance during the reporting period was helped by declining interest rates and heightened investor demand for high-quality fixed-income securities. The fund generally produced higher returns than its benchmark and Lipper category average, which we attribute mainly to our focus on high-quality securities and relatively light positions in bonds issued on behalf of corporations.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic weakness, which was aggravated by numerous high-profile corporate scandals and heightened international tensions culminating in the war in Iraq. To stimulate renewed growth, the Federal Reserve Board reduced key short-term interest rates by 50 basis points in November 2002. Most municipal bond yields declined along with interest rates, producing price appreciation that contributed positively to the fund' s total return. Lower yields and higher prices were also supported by high levels of investor demand for relatively stable investment alternatives.

In the weak economy, revenues from personal income taxes, capital gains taxes and sales taxes fell short of most states' and municipalities' projections, creating budget deficits. In our view, fiscal pressures in Massachusetts are now more severe than at any time since World War II. The state faced a $650 million budget deficit for the 2003 fiscal year, and has attempted to close the gap primarily through spending reductions, including job cuts and less state aid to localities.

In this challenging fiscal environment, we have adopted a more conservative investment posture. We have attempted to upgrade the fund's overall credit quality, increasing the percentage of holdings rated triple-A. For the most part, we have avoided the state's general obligation bonds in favor of securities issued by local governments that we consider more fiscally sound. Among the fund's holdings of state debt, most are insured or backed by bank letters of credit.(4)

In addition, the fund's performance benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to retire existing bonds on their earliest possible call dates.

Finally, the fund's performance relative to its Lipper category average benefited from investments it didn't own. Because the fund maintained relatively few positions in lower-rated bonds backed by corporations, such as tobacco companies, it was not significantly hurt by weakness among corporate-backed bonds.

What is the fund's current strategy?

We have continued to maintain a relatively defensive posture, including maintaining the fund's weighted average maturity at points that are shorter than its benchmark's. We have focused primarily on bonds in the 20-year maturity range, where we believe values were most attractive. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index



EXHIBIT A:

                    Dreyfus          Dreyfus
                    Premier          Premier
                     State            State
                   Municipal        Municipal
                  Bond Fund,       Bond Fund,        Lehman
                 Massachusetts    Massachusetts     Brothers
    PERIOD          Series           Series        Municipal
                   (Class A         (Class B          Bond
                   shares)          shares)         Index *

    4/30/93          9,551           10,000         10,000
    4/30/94          9,749           10,143         10,216
    4/30/95         10,307           10,666         10,895
    4/30/96         10,894           11,215         11,762
    4/30/97         11,665           11,957         12,541
    4/30/98         12,719           12,973         13,708
    4/30/99         13,493           13,680         14,660
    4/30/00         13,031           13,212         14,525
    4/30/01         14,287           14,485         16,032
    4/30/02         15,179           15,390         17,154
    4/30/03         16,551           16,781         18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                      Inception                                                         From
                                                         Date          1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        4.15%            4.45%           5.17%
WITHOUT SALES CHARGE                                                    9.04%            5.41%           5.65%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 4.58%            4.54%           5.31%

WITHOUT REDEMPTION                                                      8.58%            4.87%           5.31%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         7.31%            4.59%            --            5.23%
WITHOUT REDEMPTION                                      8/15/95         8.31%            4.59%            --            5.23%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2003



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.0%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--81.0%

Boston 5%, 2/1/2019 (Insured; MBIA)                                                           1,250,000                1,340,125

Boston Industrial Development Financing Authority,

   Sewer Facility Revenue (Harbor Electric Energ
    Co. Project) 7.375%, 5/15/2015                                                            2,500,000                2,509,875

Greater Lawrence Sanitation District

   5.75%, 6/15/2014 (Insured; MBIA)                                                           1,425,000                1,653,228

Massachusetts Bay Transportation Authority:

   (Assessment Revenue) 5.25%, 7/1/2030                                                       1,750,000                1,840,843

   (General Transportation Systems) 7%, 3/1/2021                                              1,000,000                1,303,110

   (Sales Tax Revenue) 5%, 7/1/2022                                                           1,000,000                1,041,360

Massachusetts (Consolidated Loan)

   5.375%, 8/1/2022 (Insured; MBIA)                                                           1,000,000                1,082,470

Massachusetts Development Finance Agency, Revenue:
   (Landmark School) 5.25%, 6/1/2029                                                          1,100,000                1,117,402

   (Neville Community) 5.75%, 6/20/2022                                                         600,000                  659,736

Massachusetts Education Loan Authority,
   Education Loan Revenue:

      7.75%, 1/1/2008 (Insured; MBIA)                                                           315,000                  316,859

      5.85%, 7/1/2014 (Insured; AMBAC)                                                          880,000                  984,949

Massachusetts Federal Highway, Grant Anticipation Notes

   5.25%, 12/15/2012 (Insured; MBIA)                                                          1,000,000                1,137,190

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Community College Program)
         5.25%, 10/1/2026 (Insured; AMBAC)                                                    2,845,000                2,998,573

      (Partners Healthcare System):

         5.75%, 7/1/2032                                                                      1,350,000                1,427,193

         6%, 7/1/2016                                                                         1,520,000                1,712,098

      (Harvard University):

         5%, 7/15/2022                                                                        1,045,000                1,106,185

         5.125%, 7/15/2037                                                                    1,000,000                1,033,890

      Healthcare Systems (Covenant Health)
         6%, 7/1/2022                                                                         2,000,000                2,112,420

      (Massachusetts Institute of Technology)
         5.50%, 7/1/2022                                                                      2,000,000                2,306,820

      (Schepens Eye Research) 6.50%, 7/1/2028                                                 2,135,000                2,310,155

      (Simmons College) 5%, 10/1/2023 (Insured; FGIC)                                         1,000,000                1,041,610

      (Tufts University):

         5.50%, 8/15/2018                                                                     1,625,000                1,890,541

         5.25%, 2/15/2030                                                                     2,000,000                2,088,840

      (Wellesley College) 5%, 7/1/2033                                                        1,500,000                1,543,905

      (Williams College) 5%, 7/1/2017                                                         1,030,000                1,116,654


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency,
   Housing Development
   5.40%, 6/1/2020 (Insured; MBIA)                                                            1,200,000                1,247,364

Massachusetts Housing Finance Agency,

  Housing Revenue Rental Mortgage

   6%, 7/1/2037 (Insured; AMBAC)                                                              1,000,000                1,041,530

Massachusetts Industrial Finance Agency, Revenue:

  Electric Utility
    (Nantucket Electric Company Project)

      5.875%, 7/1/2017 (Insured; AMBAC)                                                         950,000                1,060,884

   Health Care Facility
      (Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        1,000,000                  935,340

   Resource Recovery (Ogden Haverhill Project)

      5.60%, 12/1/2019                                                                        1,000,000                  920,820

   (Water Treatment-American Hingham)

      6.95%, 12/1/2035                                                                        3,000,000                3,092,010

Narragansett Regional School District

   6.50%, 6/1/2016 (Insured; AMBAC)                                                           1,205,000                1,461,496

New England Educational Loan Marketing Corporation

   Student Loan Revenue 6.90%, 11/1/2009                                                      1,000,000                1,146,930

Plymouth County, COP (Correctional Facility)

      5.125%, 10/1/2018 (Insured; AMBAC)                                                      1,675,000                1,799,989

Route 3 North Transportation Improvement
   Association, LR 5.75%, 6/15/2018
   (Insured; MBIA) (Prerefunded 6/15/2010)                                                    1,000,000  (a)           1,172,260

Westfield 6.50%, 5/1/2017(Insured; FGIC)
   (Prerefunded 5/1/2010)                                                                     1,750,000  (a)           2,144,135

U.S. RELATED--15.0%

Children's Trust of Puerto Rico, Tobacco
  Settlement Revenue

   5.50%, 5/15/2039                                                                           1,200,000                  959,784

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2021 (Insured; MBIA)                                                            1,000,000                1,156,380

Puerto Rico Electric Power Authority,
   Power Revenue

   5.125%, 7/1/2026                                                                           1,000,000                1,053,580

Puerto Rico Highway and Transportation

  Authority, Highway Revenue:

      9.024%, 7/1/2009                                                                        1,000,000  (b)           1,043,450

      9.124%, 7/1/2010                                                                        1,000,000  (b)           1,043,630

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Public Buildings Authority,

  Guaranteed Government Facilities Revenue:

      6.25%, 7/1/2015 (Insured; AMBAC)                                                        1,100,000                1,372,173

      5.75%, 7/1/2022                                                                         1,900,000                2,148,823

Puerto Rico Public Finance Corporation,

  Commonwealth Appropriation

   6%, 8/1/2026                                                                               1,000,000                1,169,270
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $60,026,845)                                                               96.0%              63,645,879

CASH AND RECEIVABLES (NET)                                                                          4.0%               2,656,410

NET ASSETS                                                                                        100.0%              66,302,289


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              52.4

AA                               Aa                              AA                                               21.1

A                                A                               A                                                13.6

BBB                              Baa                             BBB                                              11.4

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT APRIL 30, 2003, THE FUND HAD $18,693,157 OR 28.2% OF NET ASSETS INVESTED
     IN  SECURITIES  WHOSE  PAYMENT OF  PRINCIPAL  IS  DEPENDENT  UPON  REVENUES
     GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  60,026,845  63,645,879

Cash                                                                  1,406,732

Interest receivable                                                   1,118,687

Receivable for shares of Beneficial Interest subscribed                 232,893

Prepaid expenses                                                         13,775

                                                                     66,417,966
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            46,240

Payable for shares of Beneficial Interest redeemed                       50,000

Accrued expenses                                                         19,437

                                                                        115,677
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       66,302,289
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      62,549,214

Accumulated net realized gain (loss) on investments                     134,041

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,619,034
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,302,289



NET ASSET VALUE PER SHARE

                                                                              Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             56,826,265         6,943,666        2,532,358

Shares Outstanding                                                          4,814,211           588,656          214,319
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.80             11.80            11.82

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended April 30, 2003

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,238,150

EXPENSES:

Management fee--Note 3(a)                                              335,074

Shareholder servicing costs--Note 3(c)                                 189,865

Distribution fees--Note 3(b)                                            41,334

Registration fees                                                       20,965

Prospectus and shareholders' reports                                    17,521

Custodian fees                                                          12,792

Professional fees                                                        8,849

Trustees' fees and expenses--Note 3(d)                                   1,659

Loan commitment fees--Note 2                                               825

Miscellaneous                                                            6,895

TOTAL EXPENSES                                                         635,779

INVESTMENT INCOME--NET                                               2,602,371
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                382,668

Net unrealized appreciation (depreciation) on investments            2,217,777

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,600,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,202,816

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,602,371           2,645,947

Net realized gain (loss) on investments           382,668           1,027,740

Net unrealized appreciation
   (depreciation) on investments                2,217,777            (253,612)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,202,816           3,420,075
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,320,675)         (2,437,931)

Class B shares                                   (218,200)           (182,149)

Class C shares                                    (58,353)            (18,338)

TOTAL DIVIDENDS                                (2,597,228)         (2,638,418)
------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,919,982           4,221,628

Class B shares                                  3,058,512           1,269,321

Class C shares                                  1,920,281             410,839

Dividends reinvested:

Class A shares                                  1,342,669           1,402,266

Class B shares                                    109,100              91,254

Class C shares                                     20,130               7,152

Cost of shares redeemed:

Class A shares                                 (5,511,146)         (6,124,881)

Class B shares                                 (1,056,070)         (1,391,650)

Class C shares                                   (198,348)            (72,305)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS        6,605,110            (186,376)

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,210,698             595,281
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            57,091,591          56,496,310

END OF PERIOD                                  66,302,289          57,091,591


                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       593,841             370,287

Shares issued for dividends reinvested            115,296             123,472

Shares redeemed                                  (475,864)           (539,175)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     233,273             (45,416)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       261,655             112,357

Shares issued for dividends reinvested              9,362               8,036

Shares redeemed                                   (90,642)           (122,057)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     180,375              (1,664)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       165,114              36,476

Shares issued for dividends reinvested              1,718                 629

Shares redeemed                                   (16,605)             (6,452)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     150,227              30,653

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 56,000 CLASS B SHARES REPRESENTING $658,323, WERE AUTOMATICALLY CONVERTED TO 55,953 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 68,194 CLASS B SHARES REPRESENTING $782,227 WERE AUTOMATICALLY CONVERTED TO 68,151 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                             ----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)           2001           2000        1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.30          11.14             10.69          11.68       11.75

Investment Operations:

Investment income--net                                            .50(b)         .53(b)            .56            .57         .59

Net realized and unrealized
   gain (loss) on investments                                     .50            .16               .45           (.98)        .11

Total from Investment Operations                                 1.00            .69              1.01           (.41)        .70

Distributions:

Dividends from investment income--net                            (.50)          (.53)             (.56)          (.57)       (.59)

Dividends from net realized
   gain on investments                                             --             --                --           (.01)       (.18)

Total Distributions                                              (.50)          (.53)             (.56)          (.58)       (.77)

Net asset value, end of period                                  11.80          11.30             11.14          10.69       11.68
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              9.04           6.25              9.63          (3.42)       6.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .98            .97               .96            .98         .93

Ratio of net investment income

   to average net assets                                         4.35           4.66              5.09           5.22        4.97

Portfolio Turnover Rate                                         70.83          58.32             51.41          57.94       47.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          56,826         51,756            51,557         50,885      62,958

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.64% TO 4.66%.  PER SHARE  DATA AND  RATIOS/  SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.29          11.14             10.68          11.67      11.75

Investment Operations:

Investment income--net                                            .44(b)         .46(b)            .50            .52        .53

Net realized and unrealized
   gain (loss) on investments                                     .51            .16               .46           (.98)       .10

Total from Investment Operations                                  .95            .62               .96           (.46)       .63

Distributions:

Dividends from investment income--net                            (.44)          (.47)             (.50)          (.52)      (.53)

Dividends from net realized
   gain on investments                                             --             --                --           (.01)      (.18)

Total Distributions                                              (.44)          (.47)             (.50)          (.53)      (.71)

Net asset value, end of period                                  11.80          11.29             11.14          10.68      11.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.58           5.61              9.18          (3.93)      5.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.48           1.48              1.48           1.49       1.43

Ratio of net investment income

   to average net assets                                         3.80           4.13              4.57           4.70       4.46

Portfolio Turnover Rate                                         70.83          58.32             51.41          57.94      47.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,944          4,611             4,566          4,648      6,733

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.12% TO 4.13%.
PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                              ---------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)           2001           2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.31          11.15             10.70          11.69      11.76

Investment Operations:

Investment income--net                                            .41(b)         .42(b)            .46            .49        .50

Net realized and unrealized
   gain (loss) on investments                                     .52            .17               .45           (.98)       .11

Total from Investment Operations                                  .93            .59               .91           (.49)       .61

Distributions:

Dividends from investment income--net                            (.42)          (.43)             (.46)          (.49)      (.50)

Dividends from net realized
   gain on investments                                             --             --                --           (.01)      (.18)

Total Distributions                                              (.42)          (.43)             (.46)          (.50)      (.68)

Net asset value, end of period                                  11.82          11.31             11.15          10.70      11.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.31           5.39              8.65          (4.16)      5.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.71           1.72              1.79           1.68       1.70

Ratio of net investment income

   to average net assets                                         3.50           3.81              4.18           4.51       4.06

Portfolio Turnover Rate                                         70.83          58.32             51.41          57.94      47.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2,532            725               373            141        345

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.79% TO 3.81%.  PER SHARE  DATA AND  RATIOS/  SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Massachusetts Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,913 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $134,041 and unrealized appreciation $3,624,690.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, were as follows: tax exempt income $2,597,228 and $2,638,418, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $5,143, increased accumulated net realized gain (loss) on investments by $3,016 and increased paid-in capital by $2,127. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $6,374 from commissions earned on sales of the fund's Class A shares and $13,912 and $479 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $28,773 and $12,561, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $133,733, $14,387 and $4,187, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $24,456 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $46,648,251 and $42,137,231, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $60,021,189; accordingly, accumulated net unrealized appreciation on investments was $3,624,690, consisting of $3,773,567 gross unrealized appreciation and $148,877 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                               Shares
                                                           -------------------------------------------------------------------------
                                                                       For                    Against                  Abstained
                                                           -------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                             2,718,516                   356,711                    137,499



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                     For More Information


                        Dreyfus Premier State
                        Municipal Bond Fund,
                        Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  063AR0403



================================================================================

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series



ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor and we believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 7.85% for Class A shares, 7.38% for Class B shares and 7.07% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.68%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market's generally strong performance primarily to the effects of declining interest rates and heightened demand from investors seeking relatively stable alternatives to a volatile stock market. However, the positive effects of these factors were partially offset by weakness early in the reporting period among some of the fund's corporate-backed holdings. The fund produced lower returns than its benchmark, primarily because the Index contains bonds from many states, not just Michigan, and does not reflect transaction fees and other fund expenses.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable market conditions, which were generally the result of a weak economy, falling interest rates and robust investor demand for relatively stable fixed-income securities.

During most of the reporting period, investors shunned securities they considered risky, such as many stocks and bonds issued by or on behalf of corporations. Fortunately, the fund held only a small number of corporate-backed bonds, including some issued on behalf of airlines. We attempted throughout the reporting period to reduce the fund's exposure to corporate-backed bonds and improve its overall credit quality. In April 2003, we successfully completed that process, and the fund held no airline-related bonds by the end of the reporting period.

The weak U.S. economy produced potentially negative influences in other ways as well. Because sales and business tax receipts have not met budgeted projections, Michigan's state government faced widening budget deficits. Governor Granholm has proposed to bridge the gap through spending cuts, including reductions in business development incentives. Nonetheless, one of the major credit rating agencies has placed Michigan on negative credit watch.

Because of rising fiscal pressures, we generally avoided the state's general obligation bonds in favor of essential-services revenue bonds and tax-exempt securities enhanced with insurance.(4) In addition, we focused the fund's high-quality purchases on income-oriented securities, with maturities in the 25-year range, selling at a modest premium. Historically, these types of bonds have offered relatively defensive characteristics.

What is the fund's current strategy?

Because of ongoing fiscal pressures, we continued to maintain the fund's average duration in a range that generally is in line with its Lipper category average. This position is designed to lessen the effects of interest-rate movements. However, we recently have maintained a higher cash position than normal in anticipation of a higher volume of newly issued bonds later this spring, and those cash reserves have reduced the fund's effective average duration. In our view, these have been prudent strategies in today's uncertain economy.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                  Dreyfus        Dreyfus
                  Premier        Premier
                   State          State
                 Municipal      Municipal
                 Bond Fund,    Bond Fund,       Lehman
                  Michigan      Michigan       Brothers
                   Series        Series        Municipal
    PERIOD        (Class A      (Class B         Bond
                  shares)       shares)         Index *

    4/30/93        9,549         10,000         10,000
    4/30/94        9,897         10,311         10,216
    4/30/95       10,555         10,931         10,895
    4/30/96       11,274         11,623         11,762
    4/30/97       12,050         12,352         12,541
    4/30/98       13,080         13,350         13,708
    4/30/99       13,851         14,055         14,660
    4/30/00       13,497         13,696         14,525
    4/30/01       14,698         14,915         16,032
    4/30/02       15,686         15,917         17,154
    4/30/03       16,917         17,167         18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MICHIGAN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MICHIGAN MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                      Inception                                                         From
                                                         Date          1 Year           5 Years        10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        2.99%            4.31%           5.40%
WITHOUT SALES CHARGE                                                    7.85%            5.28%           5.89%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 3.38%            4.42%           5.55%

WITHOUT REDEMPTION                                                      7.38%            4.75%           5.55%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         6.07%            4.50%            --            5.25%
WITHOUT REDEMPTION                                      8/15/95         7.07%            4.50%            --            5.25%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS



April 30, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.1%                                                        Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR
  (Allegan General Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,489,793

      7%, 11/15/2021                                                                            800,000                  806,600

Anchor Bay School District, Building and Site
   6%, 5/1/2023

   (Insured; FGIC) (Prerefunded 5/1/2009)                                                     1,500,000  (a)           1,768,890

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                5,069,200

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                2,228,400

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,192,366

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC)
   (Prerefunded 5/1/2005)                                                                     1,340,000  (a)           1,468,854

Detroit, Water Supply Systems Revenue

   5.75%, 7/1/2028 (Insured; FGIC)
   (Prerefunded 7/1/2011)                                                                     4,000,000  (a)           4,731,920

Detroit City School District, Building and Site Improvement:

   6%, 5/1/2020 (Insured, FGIC)                                                               1,000,000                1,213,750

   5%, 5/1/2028 (Insured; FGIC)                                                               2,500,000                2,571,575

Dickinson County Healthcare System, HR:

   5.50%, 11/1/2013 (Insured; ACA)                                                            5,715,000                6,118,593

   5.70%, 11/1/2018 (Insured; ACA)                                                            3,000,000                3,169,770

Fowlerville Community Schools School District

  5.60%, 5/1/2016

   (Insured; MBIA) (Prerefunded 5/1/2007)                                                     2,995,000  (a)           3,397,768

Grand Rapids Housing Finance Authority,
   Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,034,990

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           3,000,000                3,233,610

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                3,205,575

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,461,300

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012 (Prerefunded 1/1/2005)                                                  1,145,000  (a)           1,248,359

      5.90%, 1/1/2013 (Prerefunded 1/1/2005)                                                  1,095,000  (a)           1,193,846

      6.10%, 1/1/2025 (Prerefunded 1/1/2005)                                                  3,000,000  (a)           3,280,650


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)
   (Prerefunded 5/1/2005)                                                                     2,085,000  (a)           2,263,268

Michigan Building Authority, Lease Revenue

   9.07%, 10/15/2017                                                                          5,000,000  (b,c)         6,090,850

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 5.50%, 3/1/2022                                                      2,500,000                2,604,875

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,034

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,885,800

   (Trinity Healtheast)
      6%, 12/1/2027 (Insured; AMBAC)                                                          3,500,000                3,922,065

Michigan Housing Development Authority

   6.75%, 12/1/2014                                                                             260,000                  263,393

Michigan Housing Representatives, COP

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    5,575,000                2,186,961

Michigan Municipal Bond Authority, Revenue:

   (Clean Water State Revolving Fund)
      9.151%, 10/1/2021                                                                       5,100,000  (b,c)         6,019,938

   (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,736,750

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,831,450

Michigan Strategic Fund, Limited Obligation Revenue:

   (Detroit Education Exempt Facilities)
      5.25%, 12/15/2032                                                                       1,250,000                1,284,625

   (Ledyard Association Ltd. Partnership Project)

      6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co.)                                            3,075,000                3,468,077

   SWDR (Genesee Power Station Project)
      7.50%, 1/1/2021                                                                         3,000,000                2,873,340

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,740,358

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co. Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,646,480

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                             680,000                  683,686

Pontiac Tax Increment Finance Authority, Revenue

   6.375%, 6/1/2031                                                                           3,170,000                3,137,095

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,465,582

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Romulus Economic Development Corp, Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project)

   7%, 11/1/2015 (Insured; ITT Lyndon
   Property Insurance Co.)                                                                    3,700,000                4,751,984

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  659,412

Sturgis Public School District, School Building and

   Site 5.625%, 5/1/2025                                                                      5,085,000                5,606,568

Wyandotte, Electric Revenue:

   5.375%, 10/1/2016 (Insured; MBIA)                                                          1,870,000                2,083,330

   5.375%, 10/1/2017 (Insured; MBIA)                                                          2,000,000                2,217,620

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $110,300,465)                                                                                               122,384,350

SHORT-TERM MUNICIPAL INVESTMENTS--10.5%
------------------------------------------------------------------------------------------------------------------------------------

Michigan, State University Revenues, VRDN

   1.40% (SBPA; Dexia Credit)                                                                 4,500,000  (d)           4,500,000

Michigan Strategic Fund, PCR, VRDN

   (Consumer Power Project) 1.35%                                                             6,300,000  (d)           6,300,000

University of Michigan, University Revenues, VRDN:

   (Hospital) 1.40%                                                                           1,500,000  (d)           1,500,000

   (Medical Service Plan) 1.40%                                                               2,000,000  (d)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $14,300,000)                                                                                                 14,300,000

TOTAL INVESTMENTS (cost $124,600,465)                                                             100.6%             136,684,350

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)               (883,288)

NET ASSETS                                                                                        100.0%             135,801,062


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

HR                        Hospital Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.5

AA                               Aa                              AA                                                5.2

A                                A                               A                                                 8.7

BBB                              Baa                             BBB                                               3.2

F1                               MIG1/P1                         SP1/A1                                           10.4

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    12.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $12,110,788 OR 8.9% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           124,600,465   136,684,350

Interest receivable                                                   1,896,776

Receivable for shares of Beneficial Interest subscribed                  17,928

Prepaid expenses                                                         16,370

                                                                    138,615,424
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            97,960

Cash overdraft due to Custodian                                         123,407

Payable for investment securities purchased                           2,551,275

Payable for shares of Beneficial Interest redeemed                        7,534

Accrued expenses                                                         34,186

                                                                      2,814,362
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      135,801,062
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,944,494

Accumulated net realized gain (loss) on investments                  (2,227,317)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      12,083,885
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,801,062


NET ASSET VALUE PER SHARE
                                                                             Class A         Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,844,185       11,448,612        7,508,265

Shares Outstanding                                                          7,533,023          738,202          483,942
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.51            15.51            15.51

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,600,567

EXPENSES:

Management fee--Note 3(a)                                              740,954

Shareholder servicing costs--Note 3(c)                                 427,601

Distribution fees--Note 3(b)                                           105,995

Prospectus and shareholders' reports                                    31,400

Registration fees                                                       22,783

Professional fees                                                       20,687

Custodian fees                                                          18,015

Trustees' fees and expenses--Note 3(d)                                   3,421

Loan commitment fees--Note 2                                             1,845

Miscellaneous                                                           11,137

TOTAL EXPENSES                                                       1,383,838

INVESTMENT INCOME--NET                                               6,216,729
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,526,800)

Net unrealized appreciation (depreciation) on investments            5,429,720

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,902,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,119,649

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,216,729             6,414,891

Net realized gain (loss) on investments        (1,526,800)            1,364,759

Net unrealized appreciation (depreciation)
   on investments                               5,429,720               826,696

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,119,649             8,606,346
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,493,530)           (5,793,346)

Class B shares                                   (461,121)             (464,643)

Class C shares                                   (267,023)             (144,058)

TOTAL DIVIDENDS                                (6,221,674)           (6,402,047)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,090,206             5,995,109

Class B shares                                  3,099,360             1,554,414

Class C shares                                  3,394,496             3,725,592

Dividends reinvested:

Class A shares                                  3,118,933             3,249,016

Class B shares                                    175,428               186,494

Class C shares                                    167,463                96,944

Cost of shares redeemed:

Class A shares                                (11,499,968)          (13,380,288)

Class B shares                                 (2,340,947)           (3,163,246)

Class C shares                                 (1,212,427)             (320,035)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (1,007,456)           (2,056,000)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,890,519               148,299
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,910,543           132,762,244

END OF PERIOD                                 135,801,062           132,910,543


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       266,815              396,919

Shares issued for dividends reinvested            202,942              215,384

Shares redeemed                                  (750,520)            (886,738)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (280,763)            (274,435)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       201,969              102,783

Shares issued for dividends reinvested             11,414               12,363

Shares redeemed                                  (152,311)            (208,952)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      61,072              (93,806)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       221,594              245,414

Shares issued for dividends reinvested             10,889                6,437

Shares redeemed                                   (78,863)             (21,390)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     153,620              230,461

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 65,008 CLASS B SHARES REPRESENTING $1,004,522 WERE AUTOMATICALLY CONVERTED TO 64,996 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 131,747 CLASS B SHARES REPRESENTING $2,002,876 WERE AUTOMATICALLY CONVERTED TO 131,686 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.07          14.82             14.32          15.57      15.61

Investment Operations:

Investment income--net                                            .72(b)         .73(b)            .75            .76        .78

Net realized and unrealized
   gain (loss) on investments                                     .44            .25               .50          (1.16)       .12

Total from Investment Operations                                 1.16            .98              1.25           (.40)       .90

Distributions:

Dividends from investment income--net                            (.72)          (.73)             (.75)          (.76)      (.78)

Dividends from net realized
   gain on investments                                             --             --                --           (.09)       (.16)

Total Distributions                                              (.72)          (.73)             (.75)          (.85)       (.94)

Net asset value, end of period                                  15.51          15.07             14.82          14.32       15.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.85           6.72              8.90          (2.56)       5.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95            .94               .93            .94         .92

Ratio of net investment income
   to average net assets                                         4.70           4.86              5.11           5.18        4.96

Portfolio Turnover Rate                                         27.03          38.11             29.62          29.55       36.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         116,844        117,732           119,860        123,635     145,764

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.85% TO  4.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended April 30,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.06          14.82             14.32          15.56         15.61

Investment Operations:

Investment income--net                                            .64(b)         .65(b)            .68            .69           .70

Net realized and unrealized
   gain (loss) on investments                                     .45            .24               .50          (1.15)          .11

Total from Investment Operations                                 1.09            .89              1.18           (.46)          .81

Distributions:

Dividends from investment income--net                            (.64)          (.65)             (.68)          (.69)         (.70)

Dividends from net realized
   gain on investments                                             --             --                --           (.09)         (.16)

Total Distributions                                              (.64)          (.65)             (.68)          (.78)         (.86)

Net asset value, end of period                                  15.51          15.06             14.82          14.32         15.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.38           6.11              8.35          (2.98)         5.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45           1.44              1.44           1.44          1.42

Ratio of net investment income
   to average net assets                                         4.18           4.34              4.60           4.66          4.44

Portfolio Turnover Rate                                         27.03          38.11             29.62          29.55         36.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          11,449         10,201            11,422         13,101        22,338

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.33% TO  4.34%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.07          14.82             14.33          15.57         15.61

Investment Operations:

Investment income--net                                            .60(b)         .62(b)            .64            .65           .66

Net realized and unrealized
   gain (loss) on investments                                     .45            .25               .49          (1.15)          .12

Total from Investment Operations                                 1.05            .87              1.13           (.50)          .78

Distributions:

Dividends from investment income--net                            (.61)          (.62)             (.64)          (.65)         (.66)

Dividends from net realized
   gain on investments                                             --             --                --           (.09)         (.16)

Total Distributions                                              (.61)          (.62)             (.64)          (.74)         (.82)

Net asset value, end of period                                  15.51          15.07             14.82          14.33         15.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.07           5.93              8.01          (3.22)         5.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.68           1.68              1.69           1.69          1.67

Ratio of net investment income
   to average net assets                                         3.93           4.05              4.33           4.43          4.16

Portfolio Turnover Rate                                         27.03          38.11             29.62          29.55         36.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           7,508          4,978             1,480          1,104         1,877

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.04% TO  4.05%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Michigan Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,043 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $398,353 and unrealized appreciation $12,085,382. In addition, the fund had $1,828,964 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2003 and April 30, 2002 were as follows: tax exempt income $6,221,674 and $6,402,047, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $4,945, increased accumulated net realized gain (loss) on investments by $252 and decreased paid-in capital by $5,197. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $7,261 from commissions earned on sales of the fund's Class A shares and $23,394 and $1,590 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $55,148 and $50,847, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $292,274, $27,574 and $16,949, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $61,415 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $34,783,665 and $41,066,343, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $124,598,968; accordingly, accumulated net unrealized appreciation on investments was $12,085,382, consisting of $12,235,951 gross unrealized appreciation and $150,569 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                Shares
                                                           -------------------------------------------------------------------------
                                                                      For                    Against                   Abstained
                                                           -------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                            4,798,403                   347,760                    361,305


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                    For More Information



                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  053AR0403



================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series

ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Proxy Results

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor, and we believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 9.31% for Class A shares, 8.74% for Class B shares and 8.48% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.60%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market's generally strong performance primarily to the effects of declining interest rates and heightened demand from investors seeking relatively stable alternatives to a volatile stock market. However, the positive effects of these factors were partially offset by weakness early in the reporting period among some of the fund's corporate-backed holdings. The fund generally produced higher returns than its benchmark and Lipper category, primarily because of strong performance among its core holdings.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable market conditions, which were generally the result of a weak economy, falling interest rates and robust investor demand for relatively stable fixed-income securities.

During most of the reporting period, investors shunned securities they considered risky, such as many stocks and bonds issued by or on behalf of corporations. Fortunately, the fund held only a small number of corporate-backed bonds, including some issued on behalf of airlines. We attempted to reduce the fund' s exposure to airline-backed bonds by selling during periods of increased investor demand in the airline market. In the first quarter of 2003, we successfully completed that process, and the fund subsequently held no airline-related bonds.

The weak U.S. economy produced potentially negative influences in other ways as well. Because tax receipts have not met budgeted projections, Minnesota's state government faces a $4.2 billion budget deficit for the next fiscal year. Governor Pawlenty has proposed to bridge the gap through spending reductions, accounting changes and higher fees, including increases in court fees. Nonetheless, two of the major credit rating agencies have placed Minnesota on its "negative outlook" lists.

Because of rising fiscal pressures, we generally avoided the state's general obligation bonds in favor of essential-services revenue bonds and tax-exempt securities enhanced with insurance.(4) In addition, we focused the fund's high-quality purchases on income-oriented securities, with maturities in the 25- to 30-year range, selling at a modest premium. Historically, these types of bonds have offered relatively defensive characteristics.

What is the fund's current strategy?

Because of ongoing fiscal pressures, we continued to maintain the fund's average duration in a range that is modestly lower than its Lipper category average. This position is designed to give us flexibility to seek opportunities as they become available. For example, we recently purchased 30-year housing-related bonds enhanced by a major federal agency with what we believe to be relatively compelling yields. In our view, these have been prudent strategies in today's low-interest-rate environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                   Dreyfus        Dreyfus
                   Premier        Premier
                    State          State
                  Municipal      Municipal
                 Bond Fund,     Bond Fund,       Lehman
                  Minnesota      Minnesota      Brothers
    PERIOD         Series         Series        Municipal
                  (Class A       (Class B         Bond
                  shares)        shares)         Index *

    4/30/93         9,551         10,000         10,000
    4/30/94         9,750         10,155         10,216
    4/30/95        10,446         10,822         10,895
    4/30/96        11,084         11,430         11,762
    4/30/97        11,766         12,070         12,541
    4/30/98        12,632         12,890         13,708
    4/30/99        13,315         13,517         14,660
    4/30/00        12,986         13,183         14,525
    4/30/01        14,142         14,356         16,032
    4/30/02        15,106         15,335         17,154
    4/30/03        16,512         16,762         18,611

* Source: Lipper Inc.


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MINNESOTA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        4.40%            4.54%           5.14%
WITHOUT SALES CHARGE                                                    9.31%            5.50%           5.63%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 4.74%            4.61%           5.30%

WITHOUT REDEMPTION                                                      8.74%            4.94%           5.30%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         7.48%            4.66%            --            5.03%
WITHOUT REDEMPTION                                      8/15/95         8.48%            4.66%            --            5.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


April 30, 2003

STATEMENT OF INVESTMENTS



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.5%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,015,000                3,042,798

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,559,933

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,242,760

Columbia Heights, MFHR (Crest View)

   6.625%, 4/20/2043 (Collateralized; GNMA)                                                   1,500,000                1,735,080

Dakota County Housing and Redevelopment Authority,
   South Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               15,000                   15,026

Duluth Economic Development Authority,

  Health Care Facilities Revenue

   (Saint Lukes Hospital) 7.25%, 6/15/2032                                                    3,000,000                3,016,080

Inver Grove Heights Independent
   School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,429,789

Lake Superior Independent School District Number 381:

   5%, 4/1/2020 (Insured; FSA)                                                                2,510,000                2,670,389

   5%, 4/1/2021 (Insured; FSA)                                                                2,640,000                2,791,140

Lakeville Independent School District Number 194

   5.50%, 2/1/2024 (Insured; FGIC)                                                            8,700,000                9,527,544

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  710,239

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                1,148,162

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              660,000                  653,354

      6.50%, 4/1/2029                                                                         1,000,000                  950,790

   Home Ownership Program 7.10%, 6/1/2021                                                       145,000                  145,191

   MFHR (Seward Towers Project):

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,356,792

      5%, 5/20/2036 (Collateralized; GNMA)                                                    4,000,000                4,075,040

   Revenue (Blake School Project) 5.45%, 9/1/2021                                             2,000,000                2,116,340

Minneapolis and Saint Paul Housing and Redevelopment
   Authority, Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,807,915

Minneapolis and Saint Paul Metropolitan
   Airports Commission, Airport Revenue
   5.75%, 1/1/2032 (Insured; FGIC)                                                            4,995,000                5,576,368

Minneapolis Community Development Agency, Ltd.
   Tax Supported Development Revenue 8%, 12/1/2009                                              300,000                  300,963


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis Public Facilities Authority, Water Pollution

   Control Revenue 5.375%, 3/1/2019                                                           3,000,000                3,308,940

State of Minnesota:

   6%, 10/1/2011 (Prerefunded 10/1/2004)                                                      5,625,000  (a)           6,007,556

   (Duluth Airport) 6.25%, 8/1/2014                                                           2,500,000                2,701,725

Minnesota Agricultural and Economic Development Board,

  Revenue:

    (Evangelical Lutheran Project):

         6%, 2/1/2022                                                                         1,130,000                1,180,963

         6%, 2/1/2027                                                                         1,750,000                1,817,988

      (Fairview Health Care Systems)

         6.375%, 11/15/2029                                                                   4,000,000                4,341,920

Minnesota Higher Education Facilities Authority,

  College and University Revenue

  (University of Saint Thomas):

      5.35%, 4/1/2017                                                                         1,000,000                1,040,140

      5.40%, 4/1/2022                                                                         2,125,000                2,187,794

Minnesota Housing Finance Agency, Revenue:

  Rental Housing

      6.10%, 8/1/2009                                                                           785,000                  786,460

   Single Family Mortgage:

      5.80%, 1/1/2019                                                                         1,965,000                2,069,007

      5.45%, 1/1/2022 (Insured; MBIA)                                                           985,000                1,027,572

      6.95%, 7/1/2026                                                                         1,010,000                1,039,007

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,723,744

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home--North Ridge):

      5.90%, 3/1/2019                                                                         1,000,000                1,004,260

      5.875%, 3/1/2029                                                                        3,000,000                2,941,140

Northern Municipal Power Agency,
   Electric System Revenue

   9.245%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         6,148,650

Northfield, HR 6%, 11/1/2031                                                                  2,000,000                2,025,880

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,833,079

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      2,960,000                1,912,545

Saint Cloud Housing and Redevelopment Authority,

  Revenue (State University Foundation Project)

   5.125%, 5/1/2018                                                                           1,500,000                1,611,975

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                2,129,320

   Parking (Block 19 Ramp)

      5.25%, 8/1/2023 (Insured; FSA)                                                          3,395,000                3,619,036

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                          830,000                  836,466

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,162,000

Seaway Port Authority of Duluth, Industrial Development
   Dock and Wharf Revenues (Cargill Inc. Project)
   6.80%, 5/1/2012                                                                            2,000,000                2,066,200

Southern Municipal Power Agency,

  Power Supply System Revenue:

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,852,493

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  11,430,000                3,814,534

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   3,700,000                1,176,452

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,843,375

Washington County Housing and Redevelopment Authority:

  Hospital Facility Revenue (Healtheast Project)

      5.375%, 11/15/2018 (Insured; ACA)                                                       2,215,000                2,294,939

   Pooled Financing 5.50%, 2/1/2032 (Insured; MBIA)                                           2,000,000                2,130,120

Western Minnesota Municipal Power Agency,
   Electric Power and Light Revenue
   5.50%, 1/1/2012 (Insured; AMBAC)                                                             900,000                  992,790

Willmar (Rice Memorial Hospital Project)

   5%, 2/1/2032 (Insured; FSA)                                                                4,000,000                4,141,840

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $127,680,669)                                                                                               136,641,603


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--4.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Arden Hills, Housing and Health Care Facilities Revenue, VRDN

  (Presbyterian Homes at Arden Hills)

   1.40% (LOC; U.S. Bank Trust)                                                               1,500,000  (d)           1,500,000

Cohasset, VRDN (Minnesota Power and Light Co. Project)

   1.35% (LOC; ABN Amro Bank N.V.)                                                            2,100,000  (d)           2,100,000

Mankato, Multi Family Revenue, VRDN

  (Highland Hills of Mankato)

   1.35% (LOC; U.S. Bank and Trust)                                                           1,000,000  (d)           1,000,000

Minnesota Higher Education Facilities Authority,

  College and University Revenue, VRDN

  (Saint Olaf College)

   1.35% (LOC; Harris Trust and Savings Bank)                                                 1,000,000  (d)           1,000,000

Saint Paul Housing and Redevelopment Authority,
   Revenue, VRDN (Minnesota Public Radio Project)

   1.40% (LOC; Allied Irish Bank)                                                               900,000  (d)             900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,500,000)                                                                                                   6,500,000

TOTAL INVESTMENTS (cost $134,180,669)                                                             99.0%              143,141,603

CASH AND RECEIVABLES (NET)                                                                         1.0%                1,542,726

NET ASSETS                                                                                       100.0%              144,684,329

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              47.2

AA                               Aa                              AA                                               10.3

A                                A                               A                                                18.0

BBB                              Baa                             BBB                                               9.7

BB                               Ba                              BB                                                2.1

F1                               MIG1/P1                         SP1/A1                                            4.5

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      8.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2003,  THIS
     SECURITY AMOUNTED TO $6,148,650 OR 4.2% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           134,180,669   143,141,603

Cash                                                                  3,819,413

Interest receivable                                                   1,872,870

Receivable for shares of Beneficial Interest subscribed                  32,584

Prepaid expenses                                                         14,030

                                                                    148,880,500
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           103,861

Payable for investment securities purchased                           4,034,507

Payable for shares of Beneficial Interest redeemed                       29,000

Accrued expenses                                                         28,803

                                                                      4,196,171
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      144,684,329
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     135,581,547

Accumulated net realized gain (loss) on investments                     141,848

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,960,934
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,684,329


NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            122,405,700             18,089,417              4,189,212

Shares Outstanding                                                          7,861,954              1,159,963                268,679
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.57                  15.59                  15.59

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,431,199

EXPENSES:

Management fee--Note 3(a)                                              768,231

Shareholder servicing costs--Note 3(c)                                 429,221

Distribution fees--Note 3(b)                                           109,512

Prospectus and shareholders' reports                                    29,042

Registration fees                                                       21,324

Custodian fees                                                          21,040

Professional fees                                                       20,885

Trustees' fees and expenses--Note 3(d)                                   3,861

Loan commitment fees--Note 2                                             1,909

Miscellaneous                                                           12,981

TOTAL EXPENSES                                                       1,418,006

INVESTMENT INCOME--NET                                               6,013,193
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                254,354

Net unrealized appreciation (depreciation) on investments            6,057,069

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,311,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,324,616

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                    2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,013,193            6,233,592

Net realized gain (loss) on investments           254,354              585,933

Net unrealized appreciation
   (depreciation) on investments                6,057,069            1,919,825

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,324,616            8,739,350
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,251,269)          (5,599,588)

Class B shares                                   (625,857)            (563,470)

Class C shares                                   (136,108)             (70,174)

TOTAL DIVIDENDS                                (6,013,234)          (6,233,232)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,633,289            9,470,828

Class B shares                                  6,023,939            3,770,699

Class C shares                                  1,404,523            2,163,770

Dividends reinvested:

Class A shares                                  3,117,115            3,394,793

Class B shares                                    268,592              315,972

Class C shares                                     39,570               27,862

Cost of shares redeemed:

Class A shares                                (15,650,671)         (14,468,652)

Class B shares                                 (2,632,909)          (5,074,847)

Class C shares                                   (637,104)            (136,329)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,566,344             (535,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,877,726            1,970,214
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           134,806,603          132,836,389

END OF PERIOD                                 144,684,329          134,806,603

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       761,222              633,854

Shares issued for dividends reinvested            204,035              227,809

Shares redeemed                                (1,027,247)            (972,911)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (61,990)            (111,248)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       394,175              252,009

Shares issued for dividends reinvested             17,542               21,162

Shares redeemed                                  (172,103)            (338,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     239,614              (65,739)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        92,207              144,896

Shares issued for dividends reinvested              2,583                1,867

Shares redeemed                                   (41,639)              (9,176)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      53,151              137,587

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 94,051 CLASS B SHARES REPRESENTING $1,438,901 WERE AUTOMATICALLY CONVERTED TO 94,210 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 244,691 CLASS B SHARES REPRESENTING $3,671,473 WERE AUTOMATICALLY CONVERTED TO 245,090 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                               Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003          2002(a)         2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.88         14.60           14.11          15.30         15.30

Investment Operations:

Investment income--net                                            .67(b)        .70(b)          .74            .75           .78

Net realized and unrealized gain
   (loss) on investments                                          .69           .28             .49          (1.13)          .04

Total from Investment Operations                                 1.36           .98            1.23           (.38)          .82

Distributions:

Dividends from investment income--net                            (.67)         (.70)           (.74)          (.75)         (.78)

Dividends from net realized gain
   on investments                                                  --             --             --           (.06)         (.04)

Total Distributions                                              (.67)         (.70)           (.74)          (.81)         (.82)

Net asset value, end of period                                  15.57         14.88           14.60          14.11         15.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              9.31          6.82            8.90          (2.48)         5.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94           .93             .92            .93           .91

Ratio of net investment income
   to average net assets                                         4.39          4.71            5.13           5.20          5.05

Portfolio Turnover Rate                                         22.45         33.33           14.00          13.45         41.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         122,406       117,881         117,281        116,261       134,314

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.90          14.62          14.14          15.33         15.33

Investment Operations:

Investment income--net                                            .59(b)         .62(b)         .67            .67           .70

Net realized and unrealized gain
   (loss) on investments                                          .69            .28            .48          (1.13)          .04

Total from Investment Operations                                 1.28            .90           1.15           (.46)          .74

Distributions:

Dividends from investment income--net                            (.59)          (.62)          (.67)          (.67)         (.70)

Dividends from net realized gain
   on investments                                                  --             --             --           (.06)         (.04)

Total Distributions                                              (.59)          (.62)          (.67)          (.73)         (.74)

Net asset value, end of period                                  15.59          14.90          14.62          14.14         15.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.74           6.26           8.27          (2.97)         4.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.44           1.44           1.43           1.46          1.43

Ratio of net investment income
   to average net assets                                         3.85           4.18           4.62           4.64          4.52

Portfolio Turnover Rate                                         22.45          33.33          14.00          13.45         41.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          18,089         13,714         14,417         14,671        29,562

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                                 -----------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.90          14.62          14.13          15.33         15.33

Investment Operations:

Investment income--net                                            .55(b)         .56(b)         .63            .63           .65

Net realized and unrealized gain
   (loss) on investments                                          .69            .31            .49          (1.14)          .04

Total from Investment Operations                                 1.24            .87           1.12           (.51)          .69

Distributions:

Dividends from investment income--net                            (.55)          (.59)          (.63)          (.63)         (.65)

Dividends from net realized gain
   on investments                                                  --              --             --          (.06)         (.04)

Total Distributions                                              (.55)          (.59)          (.63)          (.69)         (.69)

Net asset value, end of period                                  15.59          14.90          14.62          14.13         15.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.48           5.99           8.03          (3.30)         4.53
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.69           1.69           1.72           1.73          1.74

Ratio of net investment income
   to average net assets                                         3.61           3.85           4.32           4.38          4.16

Portfolio Turnover Rate                                         22.45          33.33          14.00          13.45         41.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,189          3,211          1,139          1,073         1,422

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Minnesota Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $12,643 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $28,037, undistributed capital gains $113,811 and unrealized appreciation $8,960,934.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2003 and April 30, 2002 were as follows: tax exempt income $6,013,234 and $6,233,232, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $41 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $11,159 from commissions earned on sales of the fund's Class A shares and $29,974 and $548 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $81,203 and $28,309, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $299,158, $40,602 and $9,436, respectively, pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $53,796 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $36,613,181 and $29,643,209, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $134,180,669; accordingly, accumulated net unrealized appreciation on investments was $8,960,934, consisting of $9,109,464 gross unrealized appreciation and $148,530 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30,2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Minnesota residents, Minnesota personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                 Shares
                                                            ------------------------------------------------------------------------
                                                                           For                  Against                Abstained
                                                           ------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                                 4,717,075                 595,855                 248,917

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES


               For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  055AR0403


================================================================================




Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series



ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series


LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stepehen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 8.56% for Class A shares, 8.10% for Class B shares and 7.83% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.93%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During the reporting period, the fund benefited primarily from lower interest rates and rising investor demand for relatively stable fixed-income securities. The fund's competitive relative performance can be attributed to the fund's modestly long average duration and our focus on highly rated securities during a period in which lower-rated credits generally fared poorly.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by generally favorable market conditions during the reporting period, including declining interest rates and robust investor demand for relatively stable fixed-income investments. Investor demand was supported by concerns related to numerous corporate scandals and rising geopolitical tensions that culminated in the war with Iraq. As demand for a relatively limited supply of tax-exempt securities increased, bond yields generally fell and prices rose, boosting the fund's total return.

The persistently weak U.S. economy also created some potentially negative influences. Because of lower tax revenues, most states and municipalities faced widening budget deficits during the reporting period. North Carolina bridged the budget gap for its 2003 fiscal year through a combination of spending reductions and tax hikes. To help balance the state' s 2004 budget, the governor has proposed to delay scheduled tax cuts.

Because of the more challenging fiscal environment, we have attempted to diversify away from North Carolina' s unsecured general obligation bonds, favoring insured securities and bonds from localities and other issuers we consider fiscally sound.(4) For example, we recently identified bonds from a number of hospitals that, after extensive analysis by our research staff, we deemed creditworthy. We also have favored bonds backed by revenues from essential services facilities, such as water and sewer plants. For the most part, we have focused on income-oriented bonds with maturities between 10 and 20 years, where we believe values have been most attractive.

We have maintained the fund's average duration at points that are modestly longer than the fund's peer group average. This position is designed to lock in higher yields for as long as we deem appropriate while interest rates decline, as well as to capture the potential for price appreciation.

What is the fund's current strategy?

We have continued to maintain our focus on income-oriented bonds and have paid close attention to underlying credit quality. At the same time, we have attempted to remain fully invested by keeping the fund's cash holdings at relatively low levels. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index



EXHIBIT A:

                    Dreyfus          Dreyfus
                    Premier          Premier
                     State            State
                   Municipal        Municipal
                  Bond Fund,       Bond Fund,        Lehman
                North Carolina   North Carolina     Brothers
                    Series           Series         Municipal
    PERIOD         (Class A         (Class B          Bond
                   shares)          shares)          Index *

    4/30/93          9,551           10,000          10,000
    4/30/94          9,578            9,972          10,216
    4/30/95         10,124           10,484          10,895
    4/30/96         10,811           11,139          11,762
    4/30/97         11,656           11,949          12,541
    4/30/98         12,867           13,125          13,708
    4/30/99         13,591           13,794          14,660
    4/30/00         13,132           13,828          14,525
    4/30/01         14,257           14,470          16,032
    4/30/02         15,178           15,405          17,154
    4/30/03         16,477           16,723          18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NORTH CAROLINA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NORTH CAROLINA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                           Inception                                                      From
                                                             Date          1 Year           5 Years        10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                           3.70%              4.10%           5.12%
WITHOUT SALES CHARGE                                                       8.56%              5.07%           5.61%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                    4.10%              4.21%           5.28%

WITHOUT REDEMPTION                                                         8.10%              4.54%           5.28%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     8/15/95     6.83%              4.33%            --           5.49%
WITHOUT REDEMPTION                                             8/15/95     7.83%              4.33%            --           5.49%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS



April 30, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.5%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--90.5%

Appalachian State University, Revenue:

   5.125%, 5/1/2019 (Insured; FGIC)                                                           1,000,000                1,085,550

   Housing and Student Center System

      5.60%, 7/15/2020 (Insured; FSA)                                                         1,000,000                1,114,170

Cabarrus County, COP, Installment Financing Contract                                          2,000,000                2,261,740

   5.50%, 4/1/2014

Charlotte:

   5%, 7/1/2021                                                                               1,525,000                1,612,794

   5.60%, 6/1/2022                                                                            2,770,000                3,081,597

   5%, 7/1/2022                                                                               2,110,000                2,220,015

   Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)                                            1,500,000                1,671,930

   Storm Water Fee Revenue:

      5.25%, 6/1/2020 (Prerefunded 6/1/2012)                                                  1,000,000  (a)           1,085,060

      6%, 6/1/2025                                                                            2,000,000                2,388,100

   Water and Sewer System Revenue:

      5.50%, 6/1/2017                                                                         1,650,000                1,858,890

      5.25%, 6/1/2025                                                                         1,710,000                1,961,866

Charlotte-Mecklenburg Hospital Authority, Health Care

   System Revenue 5%, 1/15/2033                                                               2,500,000                2,523,750

New Hanover County, COP, Public Improvement

  (New Hanover County Projects)

   5.75%, 11/1/2017                                                                           1,700,000                1,958,383

New Hanover County Industrial Facilities and Pollution
   Control Financing Authority (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,017,670

North Carolina Capital Facilities Finance Agency,
   Educational Facilities Revenue (Johnson and
   Wales University Project)

   4.625%, 4/1/2026                                                                           1,500,000                1,491,555

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      6.20%, 1/1/2012 (Insured; FGIC)                                                         2,000,000                2,414,820

      5%, 1/1/2021 (Prerefunded 1/1/2021)                                                     1,615,000  (a)           1,749,659

      6%, 1/1/2022 (Insured; ACA)                                                             1,000,000                1,132,820

      6.75%, 1/1/2026 (Insured; ACA)                                                          3,000,000                3,318,660

North Carolina Educational Assistance Authority,
   Guaranteed Student Loan Revenue
   6.35%, 7/1/2016                                                                            4,375,000                4,625,863

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,050,000                3,182,584


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,167,367

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,592,323

      (Northeast Medical Center Project):

         5.50%, 11/1/2025 (Insured; AMBAC)                                                    1,000,000                1,076,860

         5.50%, 11/1/2030 (Insured; AMBAC)                                                    2,000,000                2,148,140

      (Southeast Regional Medical Center):

         6.25%, 6/1/2029                                                                      2,000,000                2,160,960

         5.375%, 6/1/2032                                                                     1,000,000                1,024,990

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,659,720

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue:

      5.50%, 1/1/2013                                                                         2,500,000                2,767,475

      5.50%, 1/1/2015 (Insured; MBIA)                                                         4,000,000                4,609,400

Orange Water and Sewer Authority, Water and Sewer

   System Revenue 5%, 7/1/2016                                                                1,255,000                1,399,488

Pitt County, COP (School Facilities Project)

   5.30%, 4/1/2021 (Insured; FSA)                                                               550,000                  591,861

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2019 (Insured; FGIC)                                                           3,000,000                3,234,780

Rockingham, COP

   5%, 4/1/2018 (Insured; AMBAC)                                                              1,785,000                1,911,039

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,048,360

Thomasville, Combined Enterprise System Revenue

   5.125%, 5/1/2027 (Insured; MBIA)                                                           1,000,000                1,038,300

University of North Carolina, Revenue:

  (Chapel Hill):

      5%, 12/1/2020                                                                           2,000,000                2,100,960

      (Utility System) Zero Coupon, 8/1/2018                                                    750,000                  377,602

   (Wilmington)

      5%, 1/1/2017 (Insured; AMBAC)                                                           1,250,000                1,357,762

U.S. RELATED--11.0%

Puerto Rico Electric Power Authority, Power Revenue

   5.50%, 7/1/2016 (Insured; MBIA)                                                            3,720,000                4,347,118

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Public Finance Corp.

   5.375%, 8/1/2024 (Insured; MBIA)                                                           4,000,000                4,308,760

Virgin Islands Public Finance Authority, Revenues

  Matching Fund Loan Notes

   Sub Lien Fund Loan Notes 5.875%, 10/1/2018                                                   850,000                  872,805
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $81,879,116)                                                             101.5%               87,553,546

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.5%)              (1,261,372)

NET ASSETS                                                                                       100.0%               86,292,174


Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              53.2

AA                               Aa                              AA                                               19.7

A                                A                               A                                                19.3

BBB                              Baa                             BBB                                               4.3

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     3.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 81,879,116  87,553,546

Interest receivable                                                  1,400,839

Receivable for shares of Beneficial Interest subscribed                  5,050

Prepaid expenses                                                        15,531

                                                                    88,974,966
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           65,013

Cash overdraft due to custodian                                      1,530,478

Payable for investment securities purchased                          1,069,037

Payable for shares of Beneficial Interest redeemed                         220

Accrued expenses                                                        18,044

                                                                     2,682,792
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      86,292,174
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     82,001,564

Accumulated net realized gain (loss) on investments                 (1,383,820)

Accumulated gross net unrealized appreciation
  on investments                                                     5,674,430
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      86,292,174



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             65,899,333             18,502,629              1,890,212

Shares Outstanding                                                          4,706,696              1,322,584                134,959
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.00                  13.99                  14.01

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,339,414

EXPENSES:

Management fee--Note 3(a)                                              466,995

Shareholder servicing costs--Note 3(c)                                 265,991

Distribution fees--Note 3(b)                                           109,004

Prospectus and shareholders' reports                                    20,960

Registration fees                                                       19,902

Custodian fees                                                          15,997

Professional fees                                                       13,671

Trustees' fees and expenses--Note 3(d)                                   2,249

Loan commitment fees--Note 2                                             1,165

Miscellaneous                                                            9,550

TOTAL EXPENSES                                                         925,484

INVESTMENT INCOME--NET                                               3,413,930
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                493,417

Net unrealized appreciation (depreciation) on investments            2,996,009

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,489,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,903,356

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,413,930           3,571,895

Net realized gain (loss) on investments           493,417            (997,705)

Net unrealized appreciation (depreciation)
   on investments                               2,996,009           2,291,738

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,903,356           4,865,928
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,650,303)          (2,747,300)

Class B shares                                  (706,539)            (778,222)

Class C shares                                   (55,217)             (45,743)

TOTAL DIVIDENDS                               (3,412,059)          (3,571,265)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,899,111           7,621,941

Class B shares                                  2,715,337           3,875,030

Class C shares                                    979,101             701,874

Dividends reinvested:

Class A shares                                  1,308,000           1,353,911

Class B shares                                    385,981             426,538

Class C shares                                     19,771              24,130

Cost of shares redeemed:

Class A shares                                (5,762,850)          (5,154,953)

Class B shares                                (4,979,266)          (4,023,508)

Class C shares                                  (592,431)             (74,754)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (27,246)           4,750,209

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,464,051            6,044,872
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            82,828,123           76,783,251

END OF PERIOD                                  86,292,174           82,828,123


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       430,195              567,296

Shares issued for dividends reinvested             95,039              100,649

Shares redeemed                                  (418,838)            (383,948)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     106,396              283,997
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       198,311              288,164

Shares issued for dividends reinvested             28,085               31,737

Shares redeemed                                  (363,664)            (298,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (137,268)               21,211
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        71,246               52,399

Shares issued for dividends reinvested              1,438                1,792

Shares redeemed                                   (43,582)              (5,563)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,102               48,628

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 180,703 CLASS B SHARES REPRESENTING $2,479,135 WERE AUTOMATICALLY CONVERTED TO 180,571 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 173,856 CLASS B SHARES REPRESENTING $2,352,835 WERE AUTOMATICALLY CONVERTED TO 173,723 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.44           13.21         12.79          13.95         13.91

Investment Operations:

Investment income--net                                            .57(b)          .61(b)        .66            .65           .66

Net realized and unrealized
   gain (loss) on investments                                     .56             .23           .42          (1.12)          .11

Total from Investment Operations                                 1.13             .84          1.08           (.47)          .77

Distributions:

Dividends from investment income--net                            (.57)           (.61)         (.66)          (.65)         (.66)

Dividends from net realized
   gain on investments                                             --               --            --          (.04)         (.07)

Total Distributions                                              (.57)           (.61)         (.66)          (.69)         (.73)

Net asset value, end of period                                  14.00           13.44         13.21          12.79         13.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.56            6.46          8.57          (3.38)         5.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96             .95          .95             .97           .94

Ratio of net investment income
   to average net assets                                         4.15            4.54         5.01            4.97          4.68

Portfolio Turnover Rate                                         49.19           36.45        32.30           39.92         41.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          65,899          61,807       57,033          55,883        47,794

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                             Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.42          13.20          12.78          13.94         13.90

Investment Operations:

Investment income--net                                            .50(b)         .54(b)         .59            .58           .59

Net realized and unrealized
   gain (loss) on investments                                     .57            .22            .42          (1.12)          .11

Total from Investment Operations                                 1.07            .76           1.01           (.54)          .70

Distributions:

Dividends from investment income--net                            (.50)          (.54)          (.59)          (.58)         (.59)

Dividends from net realized
   gain on investments                                             --              --            --           (.04)         (.07)

Total Distributions                                              (.50)          (.54)          (.59)          (.62)         (.66)

Net asset value, end of period                                  13.99          13.42          13.20          12.78         13.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.10           5.85           8.03          (3.88)         5.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.46           1.45           1.45           1.48          1.44

Ratio of net investment income
   to average net assets                                         3.65           4.04           4.50           4.42          4.16

Portfolio Turnover Rate                                         49.19          36.45          32.30          39.92         41.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          18,503         19,598         18,994         19,854        39,535

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.03% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001          2000         1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.44          13.22          12.80          13.96         13.90

Investment Operations:

Investment income--net                                            .47(b)         .51(b)         .56            .55           .56

Net realized and unrealized
   gain (loss) on investments                                     .57            .22            .42          (1.12)          .13

Total from Investment Operations                                 1.04            .73            .98           (.57)          .69

Distributions:

Dividends from investment income--net                            (.47)          (.51)          (.56)          (.55)         (.56)

Dividends from net realized
   gain on investments                                             --             --            --            (.04)         (.07)

Total Distributions                                              (.47)          (.51)          (.56)          (.59)         (.63)

Net asset value, end of period                                  14.01          13.44          13.22          12.80         13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.83           5.60           7.78          (4.10)         5.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70           1.68           1.68           1.72          1.63

Ratio of net investment income
   to average net assets                                         3.37           3.76           4.27           4.22          3.83

Portfolio Turnover Rate                                         49.19          36.45          32.30          39.92         41.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,890          1,423            756            671           434

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the North Carolina Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,056 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,383,820 and unrealized appreciation $5,674,430.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $386,367 of the carryover expires in fiscal 2009 and $997,453 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002 were as follows: tax exempt income $3,412,059 and $3,571,265, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $1,871 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $12,845 from commissions earned on sales of the fund's Class A shares, and $63,796 and $993 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $96,717 and $12,287, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $159,816, $48,359 and $4,095, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $35,978 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $44,496,642 and $40,708,885, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $81,879,116; consisting of $5,674,430 gross unrealized appreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                                        The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                              Shares
                                                         ---------------------------------------------------------------------------
                                                                    For                      Against                  Abstained
                                                         ---------------------------------------------------------------------------

To approve changes to certain
   of the fundamental policies and
   investment restrictions to expand
   the ability to invest in other
   investment companies                                          3,535,589                    345,717                     179,080


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December +2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES


                  For More Information



                        Dreyfus Premier State
                        Municipal Bond Fund,
                        North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  065AR0403



================================================================================




 Dreyfus Premier State
 Municipal Bond Fund,
 Ohio Series



 ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Proxy Results

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor, and we believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 7.39% for Class A shares, 6.86% for Class B shares and 6.60% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.24%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market's generally strong performance primarily to the effects of declining interest rates and heightened demand from investors seeking relatively stable alternatives to a volatile stock market. However, the positive effects of these factors were partially offset by weakness early in the reporting period among some of the fund's corporate-backed holdings. The fund produced lower returns than its benchmark, primarily because the Index contains bonds from many states, not just Ohio, and does not reflect transaction fees and other fund expenses.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable market conditions, which were generally the result of a weak economy, falling interest rates and robust investor demand for relatively stable fixed-income securities. The fund also benefited from the sale of holdings that were backed by the states' settlement of litigation with the nation's tobacco companies. These bonds were disposed of prior to the sharp price declines that the sector experienced after an adverse court ruling against Philip Morris.

During most of the reporting period, investors shunned securities they considered risky, such as many stocks and bonds issued by or on behalf of corporations. Fortunately, the fund held only a small number of corporate-backed bonds, including some issued on behalf of airlines. We attempted throughout the reporting period to reduce the fund's exposure to corporate-backed bonds and improve its overall credit quality. In April 2003, we successfully completed that process, and the fund held no airline- or tobacco-related bonds as of the reporting period's end.


The weak U.S. economy produced potentially negative influences in other ways as well. Because tax receipts have not met budgeted projections, Ohio's state government faces a $720 million projected revenue shortfall for the remainder of this fiscal year. Governor Taft has proposed to bridge the gap by cutting state agency budgets and increasing taxes on cigarettes and alcohol. Nonetheless, two of the major credit rating agencies have placed Ohio on their "negative outlook" lists.

Because of rising fiscal pressures, we specifically avoided the state's general obligation bonds in favor of essential-services revenue bonds and tax-exempt securities enhanced with insurance.(4) In addition, we focused the fund's high-quality purchases on income-oriented securities, with maturities in the 25-year range, selling at a modest premium. Historically, these types of bonds have offered relatively defensive characteristics.

What is the fund's current strategy?

Because of ongoing fiscal pressures, we have maintained the fund's average duration in a range that is modestly lower than its Lipper category average. This position is designed to give us flexibility to seek opportunities as they become available. In our view, these are prudent strategies in today's low interest-rate environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                  Dreyfus        Dreyfus
                  Premier        Premier
                    State         State
                 Municipal      Municipal
                 Bond Fund,    Bond Fund,       Lehman
                    Ohio          Ohio         Brothers
    PERIOD         Series        Series        Municipal
                  (Class A      (Class B         Bond
                  shares)       shares)         Index *

    4/30/93        9,548         10,000         10,000
    4/30/94        9,813         10,225         10,216
    4/30/95       10,365         10,742         10,895
    4/30/96       11,066         11,407         11,762
    4/30/97       11,831         12,123         12,541
    4/30/98       12,788         13,047         13,708
    4/30/99       13,520         13,722         14,660
    4/30/00       13,239         13,437         14,525
    4/30/01       14,398         14,613         16,032
    4/30/02       15,312         15,541         17,154
    4/30/03       16,445         16,691         18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN OHIO MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN OHIO MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                      Inception                                                         From
                                                        Date            1 Year          5 Years        10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        2.55%            4.19%           5.10%
WITHOUT SALES CHARGE                                                    7.39%            5.16%           5.59%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 2.86%            4.27%           5.26%

WITHOUT REDEMPTION                                                      6.86%            4.61%           5.26%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         5.60%            4.36%            --            5.09%
WITHOUT REDEMPTION                                      8/15/95         6.60%            4.36%            --            5.09%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS



April 30, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.2%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--92.8%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,658,484

   5.50%, 12/1/2020 (Insured; MBIA)                                                           1,460,000                1,602,744

   Improvement 5%, 12/1/2023 (Insured; MBIA)                                                  1,000,000                1,042,110

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,357,440

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                       365,000                  370,869

Cincinnati City School District, School Improvement:

   5.375%, 12/1/2018 (Insured; MBIA)                                                          6,560,000                7,227,349

   5.25%, 6/1/2019 (Insured; FSA)                                                             2,100,000                2,290,638

Cincinnati Technical College 5.25%, 10/1/2022                                                 2,825,000                3,032,411

Cincinnati, Water System Revenue:

   5%, 12/1/2022                                                                              5,545,000                5,767,188

   5%, 12/1/2023                                                                              3,130,000                3,242,492

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems)

   5.625%, 9/1/2016 (Insured; AMBAC)                                                          4,250,000                4,765,312

City of Cleveland:

  COP (Stadium Project)

      5.25%, 11/15/2022 (Insured; AMBAC)                                                      1,210,000                1,292,280

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000               10,370,469

   Waterworks Revenue:

      5.50%, 1/1/2021 (Insured; MBIA)                                                         8,000,000                9,141,760

      5%, 1/1/2023 (Insured; FSA)                                                             2,500,000                2,576,000

Cleveland-Cuyahoga County Port Authority, Revenue,

  Special Assessment/Tax Increment:

      7%, 12/1/2018                                                                           2,345,000                2,384,208

      7.35%, 12/1/2031                                                                        3,655,000                3,783,729

Cleveland Municipal School District, Various Purpose

  Improvement:

      5%, 12/1/2021 (Insured; FGIC)                                                           2,975,000                3,131,098

      5%, 12/1/2022 (Insured; FGIC)                                                           1,090,000                1,141,099

Cuyahoga Community College District, General

   Receipts 5%, 12/1/2022 (Insured; AMBAC)                                                    1,500,000                1,574,805

Cuyahoga County:

   6%, 1/1/2020                                                                               3,000,000                3,255,330

   HR:

      Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                      6,250,000                6,933,938


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County (continued):

  HR (continued):

    Improvement (MetroHealth Systems Project)

         6.125%, 2/15/2024                                                                    4,845,000                5,074,992

   Mortgage Revenue (West Tech Apartments Project)

      5.95%, 9/20/2042 (Guaranteed; GNMA)                                                     5,295,000                5,623,925

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,535,205

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,021,500

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,000,000  (a)           1,173,210

      7.20%, 12/1/2012 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,250,000  (a)           1,466,512

      6.10%, 12/1/2015 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,233,080

      5.375%, 12/1/2019 (Insured; FGIC)                                                       1,860,000                2,030,822

      5.375%, 12/1/2020 (Insured; FGIC)                                                       1,400,000                1,519,084

      6%, 12/1/2020 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,228,020

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,251,180

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,139,730

Franklin County,

  HR:

    (Holy Cross Health Systems Corp.)

         5.80%, 6/1/2016                                                                      2,000,000                2,118,140

      Multifamily (Agler Green LP)

         5.80%, 5/20/2044 (Collateralized; GNMA)                                              1,200,000                1,268,820

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation:

      5.25%, 12/1/2018 (Insured; AMBAC)                                                       2,500,000                2,735,250

      5.25%, 12/1/2019 (Insured; AMBAC)                                                       2,000,000                2,174,940

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  622,765

Greater Cleveland Gateway Economic Development Corp.,

   Stadium Revenue 7.50%, 9/1/2005
   (Prerefunded 12/1/2006)                                                                    2,850,000  (a)           2,892,038

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                6,219,824

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Hamilton County:

  Sales Tax Revenue

      Zero Coupon, 12/1/2027 (Insured; AMBAC)                                                17,940,000                5,407,116

   Sewer System Revenue:

      5.25%, 12/1/2019 (Insured; MBIA)                                                        1,000,000                1,078,360

      5.25%, 12/1/2020 (Insured; MBIA)                                                        1,000,000                1,071,650

Hamilton County, Hospital Facilities Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,631,166

Highland Local School District, School Improvement:

   5.75%, 12/1/2018 (Insured; FSA)                                                            1,675,000                1,898,546

   5.75%, 12/1/2020 (Insured; FSA)                                                            2,020,000                2,264,541

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                1,097,282

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                1,043,577

Knox County, IDR (Weyerhaeuser Co. Project)
   9%, 10/1/2007                                                                              1,000,000                1,126,630

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,200,958

Lebanon City School District
   5.50%, 12/1/2021 (Insured; FSA)                                                            4,050,000                4,436,775

Lowellville, Sanitary Sewer Systems Revenue
   (Browning-Ferris Industries Inc.) 7.25%, 6/1/2006                                            600,000                  588,162

County of Mahoning, HR (Forum Health Obligated Group)

   6%, 11/15/2032                                                                             4,000,000                4,153,400

Marion County, Health Care Facilities Revenue,
   Improvement (United Church Homes Inc.)
   6.375%, 11/15/2010                                                                         2,235,000                2,294,473

Milford Exempt Village School District,
   School Improvement

   6%, 12/1/2020 (Insured; FSA)                                                               1,910,000                2,184,467

Marysville Exempt Village School District

   5.35%, 12/1/2025 (Insured; FSA)                                                            2,010,000                2,150,419

Massillon City School District, Improvement:

   5.25%, 12/1/2019 (Insured; MBIA)                                                           1,300,000                1,416,935

   5%, 12/1/2025 (Insured; MBIA)                                                              1,250,000                1,293,750

New Albany Community Authority, Community

  Facilities Revenue

   5.20%, 10/1/2024 (Insured; AMBAC)                                                          2,000,000                2,104,240

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,944,525


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

State of Ohio:

   8.78%, 3/15/2020 (Insured; FSA)                                                            7,760,000  (b,c)         8,748,003

   EDR, Ohio Enterprise Bond Fund

      (VSM Corp. Project) 7.375%, 12/1/2011                                                     825,000                  835,535

   Higher Education Facility Revenue

      (Kenyon College Project) 5.05%, 7/1/2037                                                2,750,000                2,914,918

   Infrastructure Improvement 5.25%, 2/1/2018                                                 2,700,000                3,063,420

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,436,236

Ohio Building Authority, State Facilities (Juvenile

  Correctional Projects) 6.60%, 10/1/2014

   (Insured; AMBAC) (Prerefunded 10/1/2004)                                                   1,660,000  (a)           1,819,277

Ohio Housing Finance Agency,

  Residential Mortgage Revenue:

      6.05%, 9/1/2017 (Guaranteed; GNMA)                                                      2,340,000                2,490,251

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      3,760,000                4,042,564

Ohio Higher Educational Facility Commission, Revenue

  (Xavier University Project)

   5%, 5/1/2023 (Insured; FGIC)                                                               2,250,000                2,346,255

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,445,077

      5.50%, 2/15/2026                                                                        3,700,000                3,956,965

Ohio Water Development Authority, Fresh Water Revenue

   5.90%, 12/1/2015 (Insured; AMBAC)
   (Prerefunded 6/1/2005)                                                                     4,650,000  (a)           5,171,172

Pickerington Local School District, School Facilities

  Construction and Improvement 5.25%, 12/1/2020

   (Insured; FGIC)                                                                            6,000,000                6,452,220

Plain Local School District

   5%, 12/1/2030 (Insured; FGIC)                                                              5,000,000                5,145,500

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,781,280

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,386,588

Strongsville, Library Improvement:

   5%, 12/1/2015 (Insured; FGIC)                                                              1,180,000                1,285,126

   5.50%, 12/1/2020 (Insured; FGIC)                                                           1,700,000                1,870,085

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  235,886

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Summit County 6.50%, 12/1/2016

   (Insured; FGIC) (Prerefunded 12/1/2010)                                                    2,000,000  (a)           2,473,860

Summit County Port Authority, Revenue

  (Civic Theatre Project)

   5.50%, 12/1/2026 (Insured; AMBAC)                                                          1,000,000                1,079,020

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,150,430

University of Cincinnati:

   General Receipts 5%, 6/1/2021 (Insured; MBIA)                                              3,040,000                3,178,746

   University and College Revenue:

      5.75%, 6/1/2018                                                                         2,165,000                2,455,435

      5.75%, 6/1/2019                                                                         1,500,000                1,692,330

Warren, Waterworks Revenue
   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,450,000                1,688,018

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,355,345

   5.375%, 12/1/2031 (Insured; AMBAC)                                                         2,370,000                2,747,754

U.S. RELATED--2.4%

Virgin Islands Public Finance Authority, Revenue:

   6.375%, 10/1/2019                                                                          3,000,000                3,347,790

   6%, 10/1/2022                                                                              3,000,000                3,063,660

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $238,489,613)                                                                                               255,316,508

SHORT-TERM MUNICIPAL INVESTMENTS--3.2%
-----------------------------------------------------------------------------------------------------------------------------------

Cuyahoga County, EDR (Cleveland Orchestra Project)

   VRDN 1.40% (LOC; Bank of America)                                                          2,630,000  (d)           2,630,000

Montgomery County, Revenue, VRDN

  (Miami Valley Hospital)

   1.35% (SBPA; National City Bank)                                                           1,500,000  (d)           1,500,000

Trumball County, Health Care Facility Revenue, VRDN

  (Shepherd of the Valley Lutheran)

   1.35% (SBPA; Fleet Bank)                                                                   4,500,000  (d)           4,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $8,630,000)                                                                                                   8,630,000

TOTAL INVESTMENTS (cost $247,119,613)                                                              98.4%             263,946,508

CASH AND RECEIVABLES (NET)                                                                          1.6%               4,345,542

NET ASSETS                                                                                        100.0%             268,292,050


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              68.1

AA                               Aa                              AA                                               10.8

A                                A                               A                                                 7.8

BBB                              Baa                             BBB                                               6.2

BB                               Ba                              BB                                                 .2

F1                               Mig1                            SP1                                               3.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     3.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,2003, THIS SECURITY
     AMOUNTED TO $8,748,003 OR 3.3% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           247,119,613   263,946,508

Interest receivable                                                   4,392,275

Receivable for shares of Beneficial Interest subscribed               1,000,055

Prepaid expenses                                                         16,239

                                                                    269,355,077
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           200,171

Cash overdraft due to custodian                                          84,229

Payable for shares of Beneficial Interest redeemed                      725,410

Accrued expenses                                                         53,217

                                                                      1,063,027
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      268,292,050
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     254,232,731

Accumulated net realized gain (loss) on investments                  (2,767,576)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      16,826,895
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,292,050



NET ASSET VALUE PER SHARE

                                                                              Class A           Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            212,474,403        45,654,927        10,162,720

Shares Outstanding                                                         16,550,016         3,554,954           790,441
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.84             12.84             12.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,913,198

EXPENSES:

Management fee--Note 3(a)                                            1,458,617

Shareholder servicing costs--Note 3(c)                                 811,030

Distribution fees--Note 3(b)                                           298,201

Prospectus and shareholders' reports                                    40,761

Professional fees                                                       37,917

Custodian fees                                                          34,035

Registration fees                                                       19,776

Trustees' fees and expenses--Note 3(d)                                   6,443

Loan commitment fees--Note 2                                             3,636

Miscellaneous                                                           20,095

TOTAL EXPENSES                                                       2,730,511

INVESTMENT INCOME--NET                                              11,182,687
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,901,793)

Net unrealized appreciation (depreciation) on investments            9,338,996

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,437,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,619,890

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April  30,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,182,687            11,502,543

Net realized gain (loss) on investments        (1,901,793)            1,920,612

Net unrealized appreciation (depreciation)
   on investments                               9,338,996             1,784,198

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,619,890            15,207,353
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (9,079,520)           (9,528,395)

Class B shares                                 (1,674,788)           (1,652,799)

Class C shares                                   (367,597)             (298,056)

TOTAL DIVIDENDS                               (11,121,905)          (11,479,250)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 17,550,910            20,754,631

Class B shares                                  8,259,465            12,822,645

Class C shares                                  3,046,693             4,832,251

Dividends reinvested:

Class A shares                                  5,827,138             6,126,198

Class B shares                                  1,033,068             1,033,878

Class C shares                                    213,162               177,684

Cost of shares redeemed:

Class A shares                                (26,870,145)          (17,901,390)

Class B shares                                 (5,794,129)          (12,338,808)

Class C shares                                 (2,783,025)             (819,812)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          483,137            14,687,277

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,981,122            18,415,380
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,310,928           241,895,548

END OF PERIOD                                 268,292,050           260,310,928


                                                       Year Ended April  30,
                                               ---------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,386,653             1,660,025

Shares issued for dividends reinvested            459,645               489,727

Shares redeemed                                (2,126,184)           (1,433,194)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (279,886)              716,558
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       653,583             1,025,420

Shares issued for dividends reinvested             81,461                82,621

Shares redeemed                                  (457,221)             (985,066)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     277,823               122,975
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       240,372               385,075

Shares issued for dividends reinvested             16,783                14,186

Shares redeemed                                  (219,561)              (66,082)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,594               333,179

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 258,976 CLASS B SHARES REPRESENTING $3,289,137 WERE AUTOMATICALLY CONVERTED TO 259,109 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 480,509 CLASS B SHARES REPRESENTING $6,042,379 WERE AUTOMATICALLY CONVERTED TO 480,757 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)           2001           2000         1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.48          12.29             11.88          12.80       12.86

Investment Operations:

Investment income--net                                            .55(b)         .58(b)            .61            .63         .65

Net realized and unrealized
   gain (loss) on investments                                     .36            .19               .41           (.90)        .08

Total from Investment Operations                                  .91            .77              1.02           (.27)        .73

Distributions:

Dividends from investment income--net                            (.55)          (.58)             (.61)          (.63)       (.65)

Dividends from net realized
   gain on investments                                             --             --                --           (.02)       (.14)

Total Distributions                                              (.55)          (.58)             (.61)          (.65)       (.79)

Net asset value, end of period                                  12.84          12.48             12.29          11.88       12.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.39           6.35              8.75          (2.08)       5.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92            .92               .91            .91         .91

Ratio of net investment income
   to average net assets                                         4.33           4.64              5.02           5.20        5.00

Portfolio Turnover Rate                                         48.42          32.20             27.53          26.70       40.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         212,474        210,000           197,970        201,974     237,027

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.63% TO  4.64%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.48          12.29             11.88          12.81       12.87

Investment Operations:

Investment income--net                                            .48(b)         .51(b)            .55            .57         .58

Net realized and unrealized
   gain (loss) on investments                                     .36            .20               .41           (.91)        .08

Total from Investment Operations                                  .84            .71               .96           (.34)        .66

Distributions:

Dividends from investment income--net                            (.48)          (.52)             (.55)          (.57)       (.58)

Dividends from net realized
   gain on investments                                             --             --                --           (.02)       (.14)

Total Distributions                                              (.48)          (.52)             (.55)          (.59)       (.72)

Net asset value, end of period                                  12.84          12.48             12.29          11.88       12.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.86           5.82              8.21          (2.66)       5.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.42           1.42              1.41           1.42        1.42

Ratio of net investment income
   to average net assets                                         3.82           4.13              4.51           4.68        4.47

Portfolio Turnover Rate                                         48.42          32.20             27.53          26.70       40.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          45,655         40,904            38,763         39,445      54,929

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.12% TO  4.13%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50          12.30             11.89          12.82       12.88

Investment Operations:

Investment income--net                                            .45(b)         .48(b)            .52            .54         .55

Net realized and unrealized
   gain (loss) on investments                                     .36            .21               .41           (.91)        .08

Total from Investment Operations                                  .81            .69               .93           (.37)        .63

Distributions:

Dividends from investment income--net                            (.45)          (.49)             (.52)          (.54)       (.55)

Dividends from net realized
   gain on investments                                             --             --                --           (.02)       (.14)

Total Distributions                                              (.45)          (.49)             (.52)          (.56)       (.69)

Net asset value, end of period                                  12.86          12.50             12.30          11.89       12.82
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.60           5.65              7.92          (2.90)       4.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.66           1.65              1.65           1.67        1.66

Ratio of net investment income
   to average net assets                                         3.58           3.86              4.21           4.41        4.20

Portfolio Turnover Rate                                         48.42          32.20             27.53          26.70       40.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          10,163          9,407             5,163          3,095       1,793

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.85% TO  3.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Ohio Series (the "fund" ). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C . Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $17,811 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $762,018 and unrealized appreciation $16,826,895. In addition, the fund had $2,005,558 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, were as follows: tax exempt income $11,121,905 and $11,479,250, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $60,782, increased accumulated net realized gain (loss) on investments by $65,230 and decreased paid-in capital by $4,448. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $14,544 from commissions earned on sales of the fund's Class A shares, and $47,879 and $3,935 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $220,673 and $77,528, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $526,828, $110,337 and $25,843, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $100,844 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $122,713,370 and $123,278,348, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $247,119,613; accordingly, accumulated net unrealized appreciation on investments was $16,826,895, consisting of $16,838,733 gross unrealized appreciation and $11,838 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                              Shares
                                                         ---------------------------------------------------------------------------
                                                                   For                      Against                    Abstained
                                                         ---------------------------------------------------------------------------

To approve changes to certain
   of the fundamental policies and
   investment restrictions to expand
   the ability to invest in other
   investment companies                                         10,761,540                  1,070,877                     838,195


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



                 For More Information



                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Ohio Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  057AR0403



================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series


ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Proxy Results

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 8.86% for Class A shares, 8.25% for Class B shares and 8.07% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.61%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the municipal bond market's strong performance during the reporting period primarily to falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced competitive returns relative to its benchmark and higher returns than its Lipper category average, primarily because of good performance among its holdings of premium-priced bonds, the beneficial effects of "pre-refunding" activity among some of its
holdings   and   the   fund's   relatively   light   exposure  to  lower-rated
corporate-backed    bonds.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state and local income taxes without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Pennsylvania economies were in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Citing these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for tax-exempt bonds remained high throughout the reporting period. Municipal bond prices generally rose in this environment, and their yields fell, benefiting the fund's total return.

While Pennsylvania has fared better than many other states, its fiscal condition generally deteriorated in the weak economy. Revenues from state income taxes, capital gains taxes and sales taxes have failed to meet projections, and the state faces a $2.5 billion budget deficit. To bridge its budget gap, Pennsylvania's lawmakers have proposed cutting spending and, potentially, raising state income taxes.

In this environment, the fund benefited from its holdings of income-oriented securities selling either at face value or at modest premiums to the prices they would command when redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. We focused on bonds with maturities of approximately 20 years, where we believed values were most attractive. In addition, the fund benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to redeem existing bonds on their earliest call dates.

Finally, the fund's relative performance benefited during the reporting period from having fewer investments in certain sectors than did some other funds in its Lipper category. The fund held relatively few lower-rated bonds backed by corporations, including companies in the troubled airline and tobacco industries. Such securities generally performed poorly during the reporting period.

What is the fund's current strategy?

We have continued to maintain our emphasis on income-oriented securities that, in our view, are likely to hold their value better than other types of bonds during periods of market weakness. In addition, we reduced the fund's weighted average duration during the reporting period to points that generally are in line with those of its benchmark and Lipper category. This neutral positioning is designed to place more emphasis on our security selection strategy and less on the effects of interest-rate changes. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                  Dreyfus       Dreyfus
                  Premier       Premier
                   State         State
                 Municipal     Municipal
                 Bond Fund,    Bond Fund,      Lehman
                Pennsylvania  Pennsylvania    Brothers
    PERIOD         Series        Series       Municipal
                  (Class A     (Class B         Bond
                  shares)       shares)        Index *

    4/30/93        9,551        10,000         10,000
    4/30/94        9,758        10,165         10,216
    4/30/95       10,407        10,776         10,895
    4/30/96       11,184        11,522         11,762
    4/30/97       11,954        12,260         12,541
    4/30/98       13,129        13,389         13,708
    4/30/99       13,913        14,116         14,660
    4/30/00       13,462        13,659         14,525
    4/30/01       14,589        14,802         16,032
    4/30/02       15,345        15,569         17,154
    4/30/03       16,706        16,949         18,611

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------


CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        3.96%            3.97%           5.27%
WITHOUT SALES CHARGE                                                    8.86%            4.94%           5.75%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 4.25%            4.06%           5.42%

WITHOUT REDEMPTION                                                      8.25%            4.39%           5.42%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         7.07%            4.15%            --            5.23%
WITHOUT REDEMPTION                                      8/15/95         8.07%            4.15%            --            5.23%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

April 30, 2003



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--97.3%

Allegheny County 5.25%, 11/1/2021 (Insured; FGIC)                                             1,795,000                1,913,811

Allegheny County Hospital Development Authority,

  Revenue:

    Health System (Catholic Health East Issue)

         5.375%, 11/15/2022                                                                   2,500,000                2,538,150

      (Hospital--South Hills Health)

         5.125%, 5/1/2029                                                                     2,200,000                2,022,570

Allegheny County Industrial Development Authority,

  Medical Center Revenue (Presbyterian

  Medical Center of Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,575,000                1,662,806

Allegheny County Residential Finance Authority,

  Health Care Facilities Revenue

  (GNMA Collateralized-Lemington Home for the

   Aged Project) 5.75%, 5/20/2037                                                             1,000,000                1,047,740

Allegheny County Sanitary Authority, Sewer Revenue

   5%, 12/1/2019 (Insured; MBIA)                                                              2,000,000                2,132,000

Beaver Falls Municipal Authority,

  Water and Hydroelectric Revenue

   5%, 6/1/2012 (Insured; AMBAC)                                                              1,820,000                2,033,413

Berks County Municipal Authority, Revenue

  (Phoebe-Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  729,105

Bethlehem Area Vocational Technical School Authority,

   LR 5%, 9/1/2019 (Insured; MBIA)                                                              895,000                  943,124

Big Beaver Falls Area School District

  5.25%, 3/15/2015 (Insured; MBIA)

   (Prerefunded 3/15/2005)                                                                    2,000,000  (a)           2,145,400

Bradford County Industrial Development Authority, SWDR

   (International Paper Co. Projects) 6.60%, 3/1/2019                                         4,250,000                4,398,198

Bucks County Water and Sewer Authority, Revenue:

   5.375%, 6/1/2018 (Insured; AMBAC)                                                          1,255,000                1,385,834

   Collection Sewer Systems:

      5.375%, 6/1/2017 (Insured; AMBAC)                                                       1,340,000                1,482,482

      5%, 6/1/2019 (Insured; AMBAC)                                                           1,480,000                1,569,481

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

   (Saint John Care Center) 5.80%, 4/20/2029                                                  6,455,000                6,783,560

Cambria County Industrial Development Authority, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 9/1/2015                                            4,250,000  (b)             106,250

Canon-McMillan School District, GO

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                     2,000,000                  597,980


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Center Township Sewer Authority, Sewer Revenue

   4.75%, 4/15/2019 (Insured; FSA)                                                            2,420,000                2,493,713

Charleroi Area School Authority, School Revenue

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  869,440

Council Rock School District

   5%, 11/15/2020 (Insured; MBIA)                                                             1,400,000                1,477,098

Cumberland County Municipal Authority,

  College Revenue (Messiah College)

   5.125%, 10/1/2015 (Insured; AMBAC)                                                         1,000,000                1,092,020

Dauphin County General Authority, Revenue

  (Office and Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,576,340

Dover Area School District, GO

   5.375%, 4/1/2018 (Insured; FGIC)                                                           2,195,000                2,444,813

Erie Zero Coupon, 11/15/2020 (Insured; FSA)                                                   1,610,000                  694,618

Erie School District

   Zero Coupon, 9/1/2015 (Insured; FSA)                                                       1,135,000                  669,911

Harbor Creek School District, GO:

   5%, 8/1/2015 (Insured; FGIC)                                                               1,185,000                1,289,517

   5%, 8/1/2016 (Insured; FGIC)                                                               2,375,000                2,567,921

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019 (Prerefunded 5/1/2008)                                                        2,000,000  (a)           2,334,320

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,316,645

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                1,284,717

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                1,203,620

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                1,156,485

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,500,000                1,024,900

Health Care Facilities Authority of Sayre,

  Revenue (Guthrie Health Issue):

      5.85%, 12/1/2020                                                                        3,000,000                3,150,660

      5.75%, 12/1/2021                                                                        4,750,000                4,965,080

Lower Macungie Township

   5.65%, 5/1/2020 (Prerefunded 5/1/2005)                                                       900,000  (a)             976,383

McKeesport Area School District, GO

   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                1,411,367

Monroe County Hospital Authority, HR

   (Pocono Medical Center) 5.50%, 1/1/2022                                                    1,455,000                1,540,714

Monroeville Municipal Authority,

  Sanitary Sewer Revenue

   5.25%, 12/1/2016 (Insured; MBIA)                                                           1,095,000                1,215,494

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montgomery County Higher Educational

  and Health Authority, Revenue

  First Mortgage (Montgomery Income Project)

   10.50%, 9/1/2020                                                                           2,735,000                2,755,376

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  406,063

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  664,990

Mount Lebanon School District, GO:

   5%, 2/15/2018 (Insured; MBIA)                                                              1,735,000                1,864,865

   5%, 2/15/2019 (Insured; MBIA)                                                              2,870,000                3,063,294

Norristown (Asset Guarantee)

   Zero Coupon, 12/15/2014                                                                    1,465,000                  862,460

North Allegheny School District

   5.05%, 11/1/2021 (Insured; FGIC)                                                           1,455,000                1,531,926

Northampton County General Purpose Authority,

  County Agreement Revenue

   5.125%, 10/1/2020 (Insured; FSA)                                                           2,225,000                2,372,429

Northampton County Industrial Development Authority,

  Mortgage Revenue

   (Moravian Hall Square Project) 5%, 7/1/2017                                                1,890,000                2,003,627

Northern York County School District

  5.25%, 11/15/2018

   (Insured; FSA) (Prerefunded 5/15/2004)                                                     1,160,000  (a)           1,210,158

Pennridge School District

   5%, 2/15/2021 (Insured; MBIA)                                                              1,000,000                1,054,990

Pennsylvania:

   5.375%, 5/1/2014 (Prerefunded 5/1/2004)                                                    6,190,000  (a)           6,545,801

   COP 5%, 7/1/2015 (Insured; AMBAC)                                                          1,000,000                1,025,650

Pennsylvania Economic Development

  Financing Authority,

  Wastewater Treatment Revenue

   (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                           4,240,000                4,493,891

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,884,110

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  456,144

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,354,811

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                1,275,828

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                1,200,862


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational

  Facilities Authority, Revenue:

    (State Higher Education System):

         5%, 6/15/2019 (Insured; AMBAC)                                                         560,000                  591,528

         5%, 6/15/2020 (Insured; AMBAC)                                                       1,915,000                2,012,052

      (UPMC Health System) 6%, 1/15/2022                                                      5,000,000                5,267,900

Pennsylvania Housing Finance Agency:

   5%, 4/1/2016                                                                               2,000,000                2,092,920

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,082,230

      5.10%, 10/1/2020                                                                        5,000,000                5,173,700

      6.875%, 10/1/2024                                                                       1,065,000                1,096,918

      6.90%, 4/1/2025                                                                         3,335,000                3,439,852

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue

  (Philadelphia Funding Program):

      5.25%, 6/15/2015 (Insured; FGIC)                                                        1,000,000                1,104,090

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,750,000                3,012,928

      5%, 6/15/2018 (Insured; FGIC)                                                           5,580,000                5,914,744

Pennsylvania Public School Building Authority, Revenue

  (Marple Newtown School District Project)

   5%, 3/1/2019 (Insured; MBIA)                                                               3,680,000                3,891,674

Pennsylvania Turnpike Commission,

  Oil Franchise Tax Revenue

   5.25%, 12/1/2018 (Insured; AMBAC)                                                          6,520,000                7,100,736

Philadelphia, Gas Works Revenue

  6.375%, 7/1/2026

   (Insured; CMAC) (Prerefunded 7/1/2003)                                                     1,000,000  (a)           1,028,890

Philadelphia Authority for Industrial Development, LR

   5.50%, 10/1/2015 (Insured; FSA)                                                            2,870,000                3,242,870

Philadelphia Hospitals and Higher

  Education Facilities Authority,

   Revenue (Jefferson Health System) 5%, 5/15/2011                                            2,000,000                2,105,720

Philadelphia Housing Authority,

  Capital Fund Program Revenue

   5%, 12/1/2021 (Insured; FSA)                                                               1,685,000                1,767,582

Philadelphia Redevelopment Authority, Revenue

  (Neighborhood Transformation)

   5.50%, 4/15/2018 (Insured; FGIC)                                                           3,600,000                4,010,328

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia Water and Wastewater, Revenue

   5.60%, 8/1/2018 (Insured; MBIA)                                                            5,605,000                6,150,367

Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)                                                   2,580,000                2,884,827

Pittsburgh Urban Redevelopment Authority,

  Mortgage Revenue:

      7.05%, 4/1/2023                                                                           110,000                  110,562

      (Sidney Square Project)

         6.65%, 9/1/2028                                                                        285,000                  285,043

Pocono Mountain School District

   5%, 2/15/2018 (Insured; FGIC)                                                              9,000,000                9,673,650

Schuylkill County Industrial

  Development Authority, Revenue

   (Charity Obligation Group) 5%, 11/1/2014                                                   1,495,000                1,572,007

Scranton School District (Notes):

   5%, 4/1/2018 (Insured; MBIA)                                                               1,390,000                1,477,209

   5%, 4/1/2019 (Insured; MBIA)                                                               2,710,000                2,863,088

South Side Area School District, GO

   5.25%, 6/1/2015 (Insured; FGIC)                                                            2,080,000                2,296,320

Southeast Delco School District

   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  765,837

Southeastern Pennsylvania Transportation Authority,

  Special Revenue 5.375%, 3/1/2017

   (Insured; FGIC)                                                                            3,000,000                3,315,990

Southern Lehigh School District, GO

   4.75%, 9/1/2020 (Insured; FGIC)                                                            1,040,000                1,076,026

Spring-Ford Area School District

   5%, 4/1/2021 (Insured; FSA)                                                                1,015,000                1,064,461

State Public School Building Authority, School LR

  (Daniel Boone Area School District Project):

      5%, 4/1/2018 (Insured; MBIA)                                                            1,040,000                1,116,939

      5%, 4/1/2019 (Insured; MBIA)                                                            1,070,000                1,141,059

      5%, 4/1/2020 (Insured; MBIA)                                                            1,100,000                1,165,714

      5%, 4/1/2021 (Insured; MBIA)                                                            1,135,000                1,195,291

      5%, 4/1/2022 (Insured; MBIA)                                                            1,015,000                1,063,070

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        3,545,000                3,618,665

University Area Joint Authority, Sewer Revenue:

   5%, 11/1/2017 (Insured; MBIA)                                                              1,660,000                1,780,516

   5%, 11/1/2018 (Insured; MBIA)                                                              2,010,000                2,140,992


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Upper Merion Area School District, GO:

   5.25%, 2/15/2018                                                                           1,785,000                1,964,964

   5.25%, 2/15/2020                                                                           4,235,000                4,594,043

   5.25%, 2/15/2021                                                                           1,000,000                1,078,940

Upper Merion General Authority, LR 6%, 8/15/2016                                              1,000,000                1,013,160

Washington County Industrial Development Authority:

  PCR (West Pennsylvania Power Co. Mitchell)

      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,290,190

   Revenue (Presbyterian Medical Center)

      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,071,310

Wilmington Area School District

   5.50%, 9/1/2017 (Insured; FSA)
   (Prerefunded 3/1/2005)                                                                     3,550,000  (a)           3,819,055

U.S. RELATED--.9%

Puerto Rico Public Finance Corp.

   (Commonwealth Appropriation) 5.70%, 8/1/2025                                               2,000,000                2,112,400

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $224,945,804)                                                                                               231,913,312

SHORT-TERM MUNICIPAL INVESTMENT--.4%
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County, Industrial Development Authority,

  Health and Housing Facilities Revenue,

  VRDN (Longwood) 1.40%

   (cost $1,000,000)                                                                          1,000,000  (c)           1,000,000

TOTAL INVESTMENTS (cost $225,945,804)                                                             98.6%              232,913,312

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,201,913

NET ASSETS                                                                                       100.0%              236,115,225

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              67.6

AA                               Aa                              AA                                               16.9

A                                A                               A                                                 7.7

BBB                              Baa                             BBB                                               4.7

F1                               MIG1/P1                         SP1/A1                                             .4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.7

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           225,945,804  232,913,312

Cash                                                                   530,966

Interest receivable                                                  2,915,588

Receivable for shares of Beneficial Interest subscribed                 68,334

Prepaid expenses                                                        15,123

                                                                   236,443,323
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          173,295

Payable for shares of Beneficial Interest redeemed                     124,792

Accrued expenses and other liabilities                                  30,011

                                                                       328,098
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     236,115,225
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    231,083,470

Accumulated net realized gain (loss) on investments                 (1,935,753)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      6,967,508
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     236,115,225

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            191,003,335             42,075,659              3,036,231

Shares Outstanding                                                         11,843,271              2,611,363                188,168
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   16.13                  16.11                  16.14

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,013,577

EXPENSES:

Management fee--Note 3(a)                                            1,294,194

Shareholder servicing costs--Note 3(c)                                 767,538

Distribution fees--Note 3(b)                                           234,568

Prospectus and shareholders' reports                                    40,842

Custodian fees                                                          31,720

Professional fees                                                       29,583

Registration fees                                                       18,064

Trustees' fees and expenses--Note 3(d)                                   6,438

Loan commitment fees--Note 2                                             3,237

Miscellaneous                                                           27,701

TOTAL EXPENSES                                                       2,453,885

INVESTMENT INCOME--NET                                               9,559,692
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,048,115)

Net unrealized appreciation (depreciation) on investments           12,183,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,135,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,695,453

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,559,692            10,764,064

Net realized gain (loss) on investments        (2,048,115)            1,449,859

Net unrealized appreciation (depreciation)
   on investments                              12,183,876              (379,207)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,695,453            11,834,716
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (7,886,502)          (8,861,100)

Class B shares                                 (1,522,820)          (1,719,719)

Class C shares                                   (115,747)            (120,009)

Net realized gain on investments:

Class A shares                                   (345,156)             (72,078)

Class B shares                                    (77,682)             (15,018)

Class C shares                                     (5,504)              (1,247)

TOTAL DIVIDENDS                                (9,953,411)         (10,789,171)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,796,906           14,845,603

Class B shares                                  5,267,032           11,261,724

Class C shares                                    762,586            1,456,961

Dividends reinvested:

Class A shares                                  4,460,049            4,717,075

Class B shares                                    986,978            1,100,698

Class C shares                                     80,562               88,307

Cost of shares redeemed:

Class A shares                                (23,310,422)         (18,712,018)

Class B shares                                 (6,680,150)         (10,383,776)

Class C shares                                 (1,507,011)            (324,501)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (8,143,470)           4,050,073

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,598,572            5,095,618
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           234,516,653          229,421,035

END OF PERIOD                                 236,115,225          234,516,653

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       744,687              947,018

Shares issued for dividends reinvested            280,904              302,168

Shares redeemed                                (1,472,023)          (1,201,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (446,432)               47,240
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       333,306             721,880

Shares issued for dividends reinvested             62,228              70,537

Shares redeemed                                 (421,753)            (664,150)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (26,219)              128,267
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        47,933              92,664

Shares issued for dividends reinvested              5,077               5,660

Shares redeemed                                  (95,329)             (20,769)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (42,319)               77,555

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 118,306 CLASS B SHARES REPRESENTING $1,884,143 WERE AUTOMATICALLY CONVERTED TO 118,199 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 378,299 CLASS B SHARES REPRESENTING $5,934,455 WERE AUTOMATICALLY CONVERTED TO 377,858 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.47          15.40          14.94          16.56         16.68

Investment Operations:

Investment income--net                                            .66(b)         .72(b)         .77            .79           .82

Net realized and unrealized
   gain (loss) on investments                                     .69            .07            .46          (1.33)          .16

Total from Investment Operations                                 1.35            .79           1.23           (.54)          .98

Distributions:

Dividends from investment income--net                            (.66)          (.71)          (.77)          (.79)         (.82)

Dividends from net realized
   gain on investments                                           (.03)          (.01)          (.00)(c)       (.29)         (.28)

Total Distributions                                              (.69)          (.72)          (.77)         (1.08)        (1.10)

Net asset value, end of period                                  16.13          15.47          15.40          14.94         16.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              8.86           5.18           8.37          (3.24)         5.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94            .93            .92            .94           .92

Ratio of net investment income
   to average net assets                                         4.16           4.60           5.02           5.12          4.90

Portfolio Turnover Rate                                         33.76          36.46          23.01          34.29         48.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         191,003        190,173        188,473        180,760       195,728

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.57% TO  4.60%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)       2001          2000           1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.46           15.38         14.93          16.55         16.67

Investment Operations:

Investment income--net                                            .58(b)          .64(b)        .69            .71           .74

Net realized and unrealized
   gain (loss) on investments                                     .68             .08           .45          (1.33)          .16

Total from Investment Operations                                 1.26             .72          1.14           (.62)          .90

Distributions:

Dividends from investment income--net                            (.58)           (.63)         (.69)          (.71)         (.74)

Dividends from net realized
   gain on investments                                           (.03)           (.01)         (.00)(c)       (.29)         (.28)

Total Distributions                                              (.61)           (.64)         (.69)         (1.00)        (1.02)

Net asset value, end of period                                  16.11           15.46         15.38          14.93         16.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              8.25            4.72          7.75          (3.75)         5.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45            1.43          1.43           1.46          1.43

Ratio of net investment income
   to average net assets                                         3.65            4.08          4.50           4.57          4.39

Portfolio Turnover Rate                                         33.76           36.46         23.01          34.29         48.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          42,076          40,775        38,593         38,968        68,869

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.05% TO  4.08%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.48          15.40          14.95          16.57         16.69

Investment Operations:

Investment income--net                                            .54(b)         .60(b)         .66            .67           .69

Net realized and unrealized
   gain (loss) on investments                                     .69            .09            .45          (1.33)          .16

Total from Investment Operations                                 1.23            .69           1.11           (.66)          .85

Distributions:

Dividends from investment income--net                            (.54)          (.60)          (.66)          (.67)         (.69)

Dividends from net realized
   gain on investments                                           (.03)          (.01)          (.00)(c)       (.29)         (.28)

Total Distributions                                              (.57)          (.61)          (.66)          (.96)         (.97)

Net asset value, end of period                                  16.14          15.48          15.40          14.95         16.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              8.07           4.48           7.49          (3.98)         5.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67           1.66           1.67           1.70          1.69

Ratio of net investment income
   to average net assets                                         3.44           3.83           4.23           4.35          4.07

Portfolio Turnover Rate                                         33.76          36.46          23.01          34.29         48.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,036          3,568          2,355          1,274           898

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.80% TO  3.83%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Pennsylvania Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,631 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $112,036, accumulated capital losses $2,047,789 and unrealized appreciation $7,016,388.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2003 and April 30, 2002 were as follows: tax exempt income $9,525,069 and $10,700,828, ordinary income $30,798 and $49,595 and long-term capital gains $397,544 and $38,748, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $34,623, increased accumulated net realized gain (loss) on investments by $113,701 and decreased paid-in capital by $79,078. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $9,089 from commissions earned on sales of the fund's Class A shares and $103,601 and $839 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $209,241 and $25,327, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $475,207, $104,620, and $8,443, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $123,026 pursuant to the transfer
agency    agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $77,456,129 and $80,064,722, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $225,896,924; accordingly, accumulated net unrealized appreciation on investments was $7,016,388, consisting of $11,394,949 gross unrealized appreciation and $4,378,561 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2003:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

  --the fund hereby designates $.0270 per share as a long-term capital gain distribution of the $.0292 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                               Shares
                                                           ------------------------------------------------------------------------
                                                                       For                     Against                 Abstained
                                                           -------------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                            7,338,003                   643,101                  282,144

                                                                       The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


ERNEST KAFKA (70)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
(1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                     For More Information



                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Pennsylvania Series
                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  058AR0403



================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Texas Series



ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Texas Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 8.83% for Class A shares, 8.29% for Class B shares and 8.06% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Texas Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 8.50%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the municipal bond market's strong performance during the reporting period to falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced competitive returns relative to its benchmark and Lipper category average primarily because of good performance among its holdings of premium-priced bonds, the beneficial effects of "pre-refunding" activity among some of its holdings and the fund's generally light exposure to lower-rated corporate-backed bonds.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Texas economies were in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Citing these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for tax-exempt bonds remained high throughout the reporting period. Municipal bond prices generally rose in this environment, and their yields fell, benefiting the fund's total return.

Like many other states, Texas's fiscal condition generally deteriorated in the weak economy. Revenues from sales taxes and other sources have failed to meet projections, and the state faces a nearly $10 billion budget deficit. To bridge its budget gap, Texas's lawmakers have proposed cutting spending for a number of programs. Despite these fiscal pressures, the major credit rating agencies have not changed the state's credit rating or outlook.

In this environment, the fund benefited from its holdings of income-oriented securities selling either at face value or at modest premiums to the prices they would command when redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. In addition, the fund benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to redeem existing bonds on their earliest call dates.

Finally, the fund's relative performance benefited during the reporting period from relatively fewer holdings in certain investments. Unlike some other funds in its Lipper category, the fund held few lower-rated bonds backed by corporations, including companies in the troubled airline and tobacco industries. Such securities generally performed poorly during the reporting period.

What is the fund's current strategy?

We have continued to maintain our emphasis on income-oriented securities that, in our view, are likely to hold their value better than other types of bonds and provide a steady stream of income during periods of market weakness. In addition, we have continued to look for seasoned bonds in the secondary market that, in our view, are temporarily out of favor among investors. This strategy is designed potentially to capture the effects of price appreciation as these bonds return to favor among investors seeking tax-exempt income. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                   Dreyfus        Dreyfus
                   Premier        Premier
                    State          State
                  Municipal      Municipal
                 Bond Fund,     Bond Fund,       Lehman
                    Texas          Texas        Brothers
    PERIOD         Series         Series        Municipal
                  (Class A       (Class B         Bond
                  shares)        shares)         Index *

    4/30/93         9,550         10,000         10,000
    4/30/94         9,801         10,205         10,216
    4/30/95        10,548         10,924         10,895
    4/30/96        11,399         11,744         11,762
    4/30/97        12,282         12,583         12,541
    4/30/98        13,514         13,783         13,708
    4/30/99        14,279         14,490         14,660
    4/30/00        13,763         13,967         14,525
    4/30/01        15,117         15,340         16,032
    4/30/02        16,342         16,584         17,154
    4/30/03        17,786         18,049         18,611

* Source: Lipper Inc.


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN TEXAS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN TEXAS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        3.94%            4.68%           5.93%
WITHOUT SALES CHARGE                                                    8.83%            5.65%           6.42%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 4.29%            4.78%           6.08%

WITHOUT REDEMPTION                                                      8.29%            5.11%           6.08%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/15/95         7.06%            4.86%            --            5.90%
WITHOUT REDEMPTION                                      8/15/95         8.06%            4.86%            --            5.90%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

April 30, 2003


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.2%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Aledo Independent School District, Unlimited Tax
   School Building (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000                  770,733

Austin Convention Enterprises Inc., Revenue

   (Convention Center Hotel) 6.60%, 1/1/2021                                                  1,000,000                1,038,520

Austin Independent School District

   5.75%, 8/1/2015                                                                            1,000,000                1,105,500

Austin, Utility System Revenue

   5.12%, 11/15/2016 (Insured; FSA)                                                           1,110,000                1,203,007

Brazos Higher Education Authority Inc.,
   Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  741,328

Castleberry Independent School District

   5.70%, 8/15/2021                                                                             830,000                  913,116

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         2,170,000                2,174,015

Corpus Christi:

   (Hotel Occupancy) 5.50%, 9/1/2018 (Insured; FSA)                                           1,955,000                2,167,821

   Utility System Revenue
      5.25%, 7/15/2016 (Insured; FSA)                                                         1,765,000                1,932,728

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  707,940

Denton Independent School District

   Zero Coupon, 8/15/2023                                                                     2,630,000                  854,671

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,582,690

Fort Worth, Water & Sewer Revenue

   5.25%, 2/15/2016                                                                             875,000                  956,007

Frisco Independent School District (School Building)

   5.40%, 8/15/2023                                                                           1,155,000                1,205,693

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,600,048

Houston Water & Sewer Systems Revenue

   Zero Coupon, 12/1/2019 (Insured; FSA)                                                      5,000,000                2,232,850

Houston Certificate Obligation 5.625%, 3/1/2017                                                 850,000                  944,197

Irving Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2010                                                                     1,985,000                1,555,744

Jefferson County Certificate Obligation

   6%, 8/1/2020 (Insured; FSA) (Prerefunded 8/1/2010)                                           500,000  (a)             594,580

Katy Independent School District 5.75%, 2/15/2020                                               405,000                  455,447


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                1,201,464

Lubbock Health Facilities Development Corporation,
   Revenue (Sears Plains) 5.50%, 1/20/2021                                                      995,000                1,047,307

Lubbock Housing Finance Corporation, MFHR

   (Colinas Quail Creek Apartments-A) 6%, 7/1/2022                                            1,175,000                1,189,746

McKinney Independent School District

   5.375%, 2/15/2019                                                                          1,000,000                1,085,150

Mesquite Independent School District

  Permanent School Fund Guaranteed:

      5.50%, 8/15/2019                                                                        1,045,000                1,152,353

      5.50%, 8/15/2020                                                                        1,100,000                1,205,017

North Central Health Facilities Development
   Corporation Revenue

   5.45%, 4/1/2019 (Insured; FSA)                                                             2,000,000                2,105,860

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,000,000                1,102,960

San Antonio:

   5%, 2/1/2016                                                                                 500,000                  533,995

   Electric & Gas Revenue:

      5.50%, 2/1/2020 (Escrowed to Maturity)                                                    255,000                  294,071

      5.50%, 2/1/2020                                                                           245,000                  267,413

   Water Revenue 5.60%, 5/15//2021 (Insured; MBIA)                                            1,500,000                1,656,165

Schertz-Cibolo-University City Independent School District

   5.25%, 8/1/2020                                                                            1,275,000                1,358,767

Texas (Veterans Housing Assistance)
   6.80%, 12/1/2023                                                                           2,145,000                2,218,466

Texas A & M University, Financing System Revenues

   5.375%, 5/15/2014 (Prerefunded 5/15/2006)                                                    920,000  (a)           1,021,255

Texas Department of Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,372,384

Texas National Research Laboratory Commission
   Financing Corp., LR (Superconducting Super Collider)
   6.95%, 12/1/2012                                                                             700,000                  860,104

Texas Public Finance Authority, Building Revenue

  (State Preservation Board Project)

   4.50%, 2/1/2018 (Insured; AMBAC)                                                           1,650,000                1,672,869

Texas Water Development Board, Revenue,
   State Revolving Fund

   5.25%, 7/15/2017                                                                           1,500,000                1,632,840

Tomball Hospital Authority, Revenue
   6%, 7/1/2013                                                                               5,000,000                5,108,350

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health):

      6.625%, 11/1/2011                                                                         670,000                  671,950

      6.75%, 11/1/2025                                                                        1,000,000                  969,680

University of Texas (Financing System)
   University Revenues 3.75%, 8/15/2018                                                       4,500,000                4,246,245

Waxahachie Community Development Corp.,
   Sales Tax Revenue:

      Zero Coupon, 8/1/2020 (Insured; MBIA)                                                   1,430,000                  567,753

      Zero Coupon, 8/1/2023 (Insured; MBIA)                                                   1,000,000                  328,660
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $57,978,648)                                                              98.2%               61,607,459

CASH AND RECEIVABLES (NET)                                                                         1.8%                1,115,968

NET ASSETS                                                                                       100.0%               62,723,427


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.8

AA                               Aa                              AA                                               10.8

A                                A                               A                                                 8.4

BBB                              Baa                             BBB                                              11.1

BB                               Ba                              BB                                                2.7

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     4.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  57,978,648  61,607,459

Cash                                                                    201,237

Interest receivable                                                     928,271

Receivable for shares of Beneficial Interest subscribed                  54,494

Prepaid expenses                                                         15,036

                                                                     62,806,497
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,933

Payable for shares of Beneficial Interest redeemed                       22,220

Accrued expenses and other liabilities                                   21,917

                                                                         83,070
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       62,723,427
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      59,181,000

Accumulated net realized gain (loss) on investments                     (86,384)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,628,811
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       62,723,427


NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             53,100,295              7,835,457              1,787,675

Shares Outstanding                                                          2,457,240                362,677                 82,773
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   21.61                  21.60                  21.60

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,265,701

EXPENSES:

Management fee--Note 3(a)                                              340,430

Shareholder servicing costs--Note 3(c)                                 186,789

Distribution fees--Note 3(b)                                            45,194

Registration fees                                                       20,446

Prospectus and shareholders' reports                                    18,376

Custodian fees                                                          11,646

Professional fees                                                        7,703

Trustees' fees and expenses--Note 3(d)                                   1,585

Loan commitment fees--Note 2                                               846

Miscellaneous                                                            9,950

TOTAL EXPENSES                                                         642,965

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (70,806)

NET EXPENSES                                                           572,159

INVESTMENT INCOME--NET                                               2,693,542
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 95,684

Net unrealized appreciation (depreciation) on investments            2,439,521

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,535,205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,228,747

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,693,542           2,714,145

Net realized gain (loss) on investments            95,684             162,118

Net unrealized appreciation (depreciation)
   on investments                               2,439,521           1,781,778

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,228,747           4,658,041
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,353,526)          (2,406,432)

Class B shares                                  (284,702)            (270,969)

Class C shares                                   (41,212)             (16,674)

Net realized gain on investments:

Class A shares                                  (162,411)            (277,352)

Class B shares                                   (22,353)             (34,264)

Class C shares                                    (3,340)              (2,111)

TOTAL DIVIDENDS                               (2,867,544)          (3,007,802)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,141,030           2,587,354

Class B shares                                  2,028,475           1,211,855

Class C shares                                  3,143,320             302,500

Dividends reinvested:

Class A shares                                  1,130,599           1,231,783

Class B shares                                    201,210             180,432

Class C shares                                     10,074              10,552

Cost of shares redeemed:

Class A shares                                (8,227,636)          (4,975,690)

Class B shares                                (1,658,394)          (1,144,603)

Class C shares                                (2,040,845)             (57,698)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (272,167)             (653,515)

TOTAL INCREASE (DECREASE) IN NET ASSETS       2,089,036               996,724
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,634,391           59,637,667

END OF PERIOD                                  62,723,427           60,634,391


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       241,102              124,064

Shares issued for dividends reinvested             53,008               59,392

Shares redeemed                                  (384,595)            (239,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (90,485)             (56,338)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        94,886               58,315

Shares issued for dividends reinvested              9,433                8,703

Shares redeemed                                   (77,864)             (54,779)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,455               12,239
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       147,185               14,645

Shares issued for dividends reinvested                472                  509

Shares redeemed                                  (95,277)              (2,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,380               12,350

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 11,595 CLASS B SHARES REPRESENTING $247,319 WERE AUTOMATICALLY CONVERTED TO 11,591 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 30,709 CLASS B SHARES REPRESENTING $644,996 WERE AUTOMATICALLY CONVERTED TO 30,699 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.81           20.24         19.33          21.37         21.68

Investment Operations:

Investment income--net                                            .94(b)          .94(b)        .96            .98          1.00

Net realized and unrealized
   gain (loss) on investments                                     .86             .68           .91          (1.77)          .21

Total from Investment Operations                                 1.80            1.62          1.87           (.79)         1.21

Distributions:

Dividends from investment income--net                            (.94)           (.94)         (.96)          (.98)        (1.00)

Dividends from net realized
   gain on investments                                           (.06)           (.11)           --           (.27)         (.52)

Total Distributions                                             (1.00)          (1.05)         (.96)         (1.25)        (1.52)

Net asset value, end of period                                  21.61           20.81         20.24          19.33         21.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.83            8.11          9.83          (3.62)         5.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85             .85           .85            .85           .85

Ratio of net investment income
   to average net assets                                         4.43            4.54          4.80           4.95          4.59

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .11             .10           .10            .14           .07

Portfolio Turnover Rate                                         15.82           32.62         12.69          22.70         49.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          53,100          53,009        52,716         52,464        60,516

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.51% TO  4.54%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.80          20.24          19.32          21.37         21.68

Investment Operations:

Investment income--net                                            .83(b)         .83(b)         .86            .88           .89

Net realized and unrealized
   gain (loss) on investments                                     .86            .67            .92          (1.78)          .21

Total from Investment Operations                                 1.69           1.50           1.78           (.90)         1.10

Distributions:

Dividends from investment income--net                            (.83)          (.83)          (.86)          (.88)         (.89)

Dividends from net realized
   gain on investments                                           (.06)          (.11)          --             (.27)         (.52)

Total Distributions                                              (.89)          (.94)          (.86)         (1.15)        (1.41)

Net asset value, end of period                                  21.60          20.80          20.24          19.32         21.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.29           7.52           9.35          (4.14)         5.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.35

Ratio of net investment income
   to average net assets                                         3.92           4.04           4.30           4.41          4.09

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .12            .11            .12            .16           .08

Portfolio Turnover Rate                                         15.82          32.62          12.69          22.70         49.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           7,835          6,994          6,557          7,483        17,031

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.00% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.79           20.23         19.31          21.36         21.67

Investment Operations:

Investment income--net                                            .78(b)          .77(b)        .81            .84           .83

Net realized and unrealized
   gain (loss) on investments                                     .86             .68           .92          (1.78)          .21

Total from Investment Operations                                 1.64            1.45          1.73           (.94)         1.04

Distributions:

Dividends from investment income--net                            (.77)           (.78)         (.81)          (.84)         (.83)

Dividends from net realized
   gain on investments                                           (.06)           (.11)          --            (.27)         (.52)

Total Distributions                                              (.83)           (.89)         (.81)         (1.11)        (1.35)

Net asset value, end of period                                  21.60           20.79         20.23          19.31         21.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.06            7.25          9.02          (4.33)         4.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.60            1.60          1.60           1.60          1.60

Ratio of net investment income
   to average net assets                                         3.61            3.76          4.01           4.15          3.79

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .14             .13           .12            .15           .11

Portfolio Turnover Rate                                         15.82           32.62         12.69          22.70         49.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,788             632           365            265           620

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.72% TO  3.76%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Texas Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,262 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the component of accumulated earnings on a tax basis is unrealized appreciation $3,659,650. In addition, the fund had $86,384 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, were as follows: tax exempt income $2,679,440 and $2,694,075, ordinary income $8,145 and $10,479 and long term capital gain $179, 959 and $303,248, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $14,102, increased accumulated net realized gain (loss) on investments by $11,029 and increased paid-in capital by $3,073. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2002 through April 30, 2003 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $70,806 during the period ended April 30, 2003.

During the period ended April 30, 2003, the Distributor retained $6,067 from commissions earned on sales of the fund's Class A shares and $19,279 and $398 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $36,553 and $8,641, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $133,584, $18,276 and $2,881, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $19,251 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $9,481,001 and $9,907,558, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $57,947,809; accordingly, accumulated net unrealized appreciation on investments was $3,659,650, consisting of $3,689,412 gross unrealized appreciation and $29,762 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the funds comprising Dreyfus Premier State Municipal Bond
Fund) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2003:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who
  are    Texas   residents,   not   subject   to   taxation   by   Texas), and

  --the   fund   designates  $.0605  per  share  as  a  long-term  capital  gain distribution of the $.0646 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                              Shares
                                                          --------------------------------------------------------------------------

                                                                     For                     Against                   Abstained
                                                         ---------------------------------------------------------------------------

To approve changes to certain
   of the fundamental policies and
   investment restrictions to expand
   the ability to invest in other
   investment companies                                          1,436,676                    128,708                    51,792


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES


                     For More Information


                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  061AR0403



================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Virginia Series


ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier State
Municipal Bond Fund,
Virginia Series


LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 7.64% for Class A shares, 7.17% for Class B shares and 6.92% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 7.40%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During the reporting period, the fund benefited primarily from lower interest rates and heightened investor demand for relatively stable fixed-income securities. The fund's return trailed that of its benchmark, primarily because the Index is composed of bonds from many states, not just Virginia, and does not reflect fees and expenses.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax. The fund invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by generally favorable market conditions during the reporting period, including declining interest rates and robust investor demand for relatively stable fixed-income investments. Investor demand was supported by concerns related to numerous corporate scandals and rising geopolitical tensions that culminated in the war with Iraq. As demand for a relatively limited supply of tax-exempt securities increased, bond yields generally fell and prices rose, boosting the fund's total return.

The persistently weak U.S. economy also created some potentially negative influences. Because of lower tax revenues, most states and municipalities faced widening budget deficits during the reporting period. Virginia lawmakers have proposed bridging the state's estimated $6 billion budget gap through spending reductions, including cuts in state aid for counties.

Because of the more challenging fiscal environment, we have attempted to diversify away from Virginia' s unsecured general obligation bonds, favoring insured securities and bonds from localities and other issuers we consider fiscally sound.(4) For example, we recently identified bonds from a number of hospitals that, after extensive analysis by our research staff, we deemed creditworthy. We also have favored bonds backed by revenues from essential services facilities, such as water and sewer plants. In looking for potential purchases during the reporting period, for the most part we have focused on income-oriented bonds with maturities between 10 and 15 years, where we believe values have been most attractive.

We have maintained the fund's average duration at points that are modestly longer than the fund's peer group average. This position is designed to lock in higher yields for as long as practical while interest rates decline, as well as to capture the potential for price appreciation.

Finally, we have attempted throughout the reporting period to reduce the fund's holdings of lower-rated bonds issued on behalf of corporations, because the market has placed a premium on bonds whose issuers are fiscally strong over those whose issuers are fiscally weak.

What is the fund's current strategy?

We have continued to maintain our focus on income-oriented bonds and have paid close attention to underlying credit quality. At the same time, we have attempted to remain fully invested by keeping the fund's cash holdings at relatively low levels. In our view, these have been prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index


EXHIBIT A:

                 Dreyfus        Dreyfus
                 Premier        Premier
                  State          State
                Municipal      Municipal
                Bond Fund,    Bond Fund,       Lehman
                 Virginia      Virginia       Brothers
                  Series        Series        Municipal
    PERIOD       (Class A      (Class B         Bond
                 shares)       shares)         Index *

   4/30/93        9,551         10,000         10,000
   4/30/94        9,656         10,054         10,216
   4/30/95       10,273         10,639         10,895
   4/30/96       11,024         11,359         11,762
   4/30/97       11,908         12,201         12,541
   4/30/98       13,105         13,367         13,708
   4/30/99       13,888         14,095         14,660
   4/30/00       13,381         13,580         14,525
   4/30/01       14,657         14,875         16,032
   4/30/02       15,516         15,747         17,154
   4/30/03       16,702         16,951         18,611

* Source: Lipper Inc.


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN VIRGINIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN VIRGINIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                            Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                             2.78%           4.01%          5.26%
WITHOUT SALES CHARGE                                                         7.64%           4.97%          5.75%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                      3.17%           4.11%          5.42%

WITHOUT REDEMPTION                                                           7.17%           4.44%          5.42%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     8/15/95       5.92%           4.20%           --             5.36%
WITHOUT REDEMPTION                                             8/15/95       6.92%           4.20%           --             5.36%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2003



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--75.0%

Alexandria 5.50%, 6/15/2017                                                                   2,625,000                2,968,245

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue

   (Buckingham Village Apartments) 6.125%, 7/1/2021                                           3,000,000                3,089,700

Amelia County Industrial Development Authority, SWDR

   (Waste Management Project) 4.90%, 4/1/2027                                                 2,500,000                2,582,275

Chesapeake:

   5%, 6/1/2013                                                                               3,500,000                3,919,755

   (Public Improvement) 5.50%, 12/1/2017                                                      1,750,000                1,962,747

Chesapeake Toll Road, Expressway Revenue

   5.625%, 7/15/2019                                                                          1,250,000                1,318,487

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                3,020,370

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020 (Prerefunded 7/15/2003)                                                  2,665,000  (a)           2,748,708

Fairfax County Redevelopment and Housing Authority,

  MFHR (Paul Spring Retirement Center)

   6%, 12/15/2028 (Insured; FHA)                                                                600,000                  638,310

Fairfax County Water Authority, Water Revenue:

   5.50%, 4/1/2018                                                                            1,655,000                1,860,485

   5.50%, 4/1/2019                                                                            1,830,000                2,045,391

Hampton Redevelopment and Housing Authority,

  First Mortgage Revenue

  (Olde Hampton Hotel Associates Project)

   6.50%, 7/1/2016                                                                            1,500,000                1,435,590

Henrico County Economic Development Authority, Revenue

   (Bon Secours Health System, Inc.)
   5.60%, 11/15/2030                                                                          1,500,000                1,557,795

Industrial Development Authority of the County of Henrico,

  SWDR (Browning-Ferris Industries of South Atlantic,

   Inc. Project) 5.45%, 1/1/2014                                                              2,500,000                2,215,300

Industrial Development Authority of the County of

  Prince William, Revenue:

    Hospital Facility (Potomac Hospital Corp.

         of Prince William) 6.85%, 10/1/2025

         (Prerefunded 10/1/2005)                                                              1,000,000  (a)           1,147,360

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  742,455

      Residential Care Facility, First Mortgage

         (Westminster Lake Ridge) 6.625%, 1/1/2026                                            1,000,000                1,028,350


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of the Town of

  West Point, SWDR (Chesapeake Corp. Project)

   6.375%, 3/1/2019                                                                             500,000                  417,685

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 2,850,000                2,887,050

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,301,830

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,540,262

Riverside Regional Jail Authority,

  Jail Facility Revenue:

      5%, 7/1/2018 (Insured; MBIA)                                                            2,000,000  (b)           2,155,520

      4.50%, 7/1/2025 (Insured; MBIA)                                                         1,000,000  (b)             984,630

Roanoke County, GO 5%, 6/1/2013                                                               2,125,000                2,368,419

Roanoke Industrial Development Authority,

  HR (Carilion Health System)

   5.50%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,712,375

The Rector and Visitors of The University of Virginia,

   General Revenue Pledge 5%, 6/1/2014                                                        2,015,000                2,240,418

Virginia Commonwealth Transportation Board,

  Transportation Revenue (Northern Virginia

   Transportation District Program) 5.25%, 5/15/2017                                          1,570,000                1,722,526

Virginia Housing Development Authority:

   Commonwealth Mortgage 5.80%, 1/1/2018                                                      2,000,000                2,007,160

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,118,520

Virginia Public Building Authority,

   Public Facilities Revenue 5.75%, 8/1/2018                                                  2,500,000                2,866,375

Virginia Resource Authority, Revenue

   Clean Water (State Revolving Fund)
   5.375%, 10/1/2022                                                                          3,035,000                3,310,274

Virginia State University,

  Virginia Commonwealth University, Revenue

   5.75%, 5/1/2021                                                                            1,200,000                1,335,528

U. S. RELATED--23.5%

The Children's Trust Fund of Puerto Rico,

  Tobacco Settlement Revenue, Asset Backed Bonds

   6%, 7/1/2026 (Prerefunded 7/1/2010)                                                        3,000,000  (a)           3,579,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Commonwealth of Puerto Rico:

   9.574%, 7/1/2012                                                                           2,950,000  (c,d)         3,906,125

   (Public Improvement):

      5.50%, 7/1/2012 (Insured; MBIA)                                                            50,000                   58,103

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,431,580

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,751,955

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   23,362

      9.10%, 7/1/2015                                                                         3,990,000  (c,d)         5,331,278

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,331,200

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $82,766,502)                                                                                                 89,663,248

SHORT-TERM MUNICIPAL INVESTMENTS--2.7%
----------------------------------------------------------------------------------------------------------------------------------

Industrial Development Authority of Loudoun County,

  Multi-Modal Revenue, VRDN

   (Howard Hughes Medical Institute Issue) 1.30%                                              1,500,000  (e)           1,500,000

Roanoke Industrial Development Authority, HR,

   VRDN (Carilion Health System) 1.25%                                                        1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,500,000)                                                                                                   2,500,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $85,266,502)                                                              101.2%              92,163,248

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2%)             (1,125,912)

NET ASSETS                                                                                        100.0%              91,037,336


Summary of Abbreviations

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

GO                  General Obligation

HR                  Hospital Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              46.0

AA                               Aa                              AA                                               19.9

A                                A                               A                                                 8.0

BBB                              Baa                             BBB                                              11.0

BB                               Ba                              BB                                                2.9

F1                               MIG1/P1                         SP1/A1                                            2.7

Not Rated( f)                    Not Rated( f)                   Not Rated( f)                                     9.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $9,237,403 OR 10.1% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  85,266,502  92,163,248

Cash                                                                    223,030

Interest receivable                                                   1,304,461

Receivable for investment securities sold                               531,311

Receivable for shares of Beneficial Interest subscribed                  46,095

Prepaid expenses                                                         15,270

                                                                     94,283,415
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,890

Payable for investment securities purchased                           3,105,820

Payable for shares of Beneficial Interest redeemed                       57,282

Accrued expenses                                                         15,087

                                                                      3,246,079
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,037,336
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      87,480,468

Accumulated net realized gain (loss) on investments                  (3,339,878)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,896,746
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,037,336



NET ASSET VALUE PER SHARE

                                                                              Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             72,389,767        14,592,624        4,054,945

Shares Outstanding                                                          4,216,214           850,118          236,347
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   17.17             17.17            17.16

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,004,805

EXPENSES:

Management fee--Note 3(a)                                              505,463

Shareholder servicing costs--Note 3(c)                                 291,828

Distribution fees--Note 3(b)                                           105,894

Prospectus and shareholders' reports                                    21,136

Registration fees                                                       20,201

Custodian fees                                                          14,225

Professional fees                                                       12,658

Trustees' fees and expenses--Note 3(d)                                   2,756

Loan commitment fees--Note 2                                             1,276

Miscellaneous                                                            9,379

TOTAL EXPENSES                                                         984,816

INVESTMENT INCOME--NET                                               4,019,989
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,108,038)

Net unrealized appreciation (depreciation) on investments            3,776,725

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,668,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,688,676

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,019,989           4,213,216

Net realized gain (loss) on investments        (1,108,038)             83,298

Net unrealized appreciation (depreciation)
   on investments                               3,776,725             770,268

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,688,676           5,066,782
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,259,662)         (3,327,409)

Class B shares                                   (620,013)           (769,547)

Class C shares                                   (139,971)           (116,260)

TOTAL DIVIDENDS                                (4,019,646)         (4,213,216)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,692,849           7,740,601

Class B shares                                  2,277,108           3,266,687

Class C shares                                  1,337,144           1,068,554

Dividends reinvested:

Class A shares                                  1,661,291           1,642,386

Class B shares                                    330,958             400,931

Class C shares                                     67,711              46,973

Cost of shares redeemed:

Class A shares                                (10,337,249)         (5,880,680)

Class B shares                                 (4,720,641)         (6,672,683)

Class C shares                                   (741,128)           (212,213)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (3,431,957)          1,400,556

TOTAL INCREASE (DECREASE) IN NET ASSETS          (762,927)          2,254,122
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            91,800,263          89,546,141

END OF PERIOD                                  91,037,336          91,800,263


                                                      Year Ended April 30,
                                                --------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       395,050             458,858

Shares issued for dividends reinvested             97,750              97,859

Shares redeemed                                  (609,115)           (350,436)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (116,315)            206,281
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       133,428             194,782

Shares issued for dividends reinvested             19,484              23,886

Shares redeemed                                  (278,413)           (395,896)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (125,501)           (177,228)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        78,882              63,674

Shares issued for dividends reinvested              3,985               2,802

Shares redeemed                                   (43,718)            (12,733)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      39,149              53,743

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 100,757 CLASS B SHARES REPRESENTING $1,710,330 WERE AUTOMATICALLY CONVERTED TO 100,743 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 231,374 CLASS B SHARES REPRESENTING $3,924,097 WERE AUTOMATICALLY CONVERTED TO 231,349 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.68          16.51             15.84          17.31       17.37

Investment Operations:

Investment income--net                                            .76(b)         .79(b)            .81            .83         .85

Net realized and unrealized
   gain (loss) on investments                                     .49            .17               .67          (1.47)        .17

Total from Investment Operations                                 1.25            .96              1.48           (.64)       1.02

Distributions:

Dividends from investment income--net                            (.76)          (.79)             (.81)          (.83)       (.85)

Dividends from net realized
   gain on investments                                             --             --                --           (.00)(c)    (.23)

Total Distributions                                              (.76)          (.79)             (.81)          (.83)      (1.08)

Net asset value, end of period                                  17.17          16.68             16.51          15.84       17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              7.64           5.86              9.54          (3.65)       5.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96            .94               .93            .97         .92

Ratio of net investment income
   to average net assets                                         4.49           4.68              4.99           5.12        4.83

Portfolio Turnover Rate                                         46.83          18.46             31.73          31.63       30.19
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          72,390         72,249            68,144        67,043       71,612

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                                   2003           2002(a)           2001           2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.67          16.51             15.83          17.31       17.37

Investment Operations:

Investment income--net                                            .67(b)         .70(b)            .73            .75         .76

Net realized and unrealized
   gain (loss) on investments                                     .51            .16               .68          (1.48)        .17

Total from Investment Operations                                 1.18            .86              1.41           (.73)        .93

Distributions:

Dividends from investment income--net                            (.68)          (.70)             (.73)          (.75)       (.76)

Dividends from net realized
   gain on investments                                             --             --                --           (.00)(c)    (.23)

Total Distributions                                              (.68)          (.70)             (.73)          (.75)       (.99)

Net asset value, end of period                                  17.17          16.67             16.51          15.83       17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              7.17           5.26              9.05          (4.21)       5.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.46           1.45              1.44           1.48        1.43

Ratio of net investment income
   to average net assets                                         3.98           4.17              4.48           4.59        4.32

Portfolio Turnover Rate                                         46.83          18.46             31.73          31.63       30.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,593         16,265            19,035         21,081      34,912

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                             --------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)           2001           2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.66          16.50             15.83          17.30       17.36

Investment Operations:

Investment income--net                                            .63(b)         .66(b)            .69            .71         .72

Net realized and unrealized
   gain (loss) on investments                                     .51            .16               .67          (1.47)        .17

Total from Investment Operations                                 1.14            .82              1.36           (.76)        .89

Distributions:

Dividends from investment income--net                            (.64)          (.66)             (.69)          (.71)       (.72)

Dividends from net realized
   gain on investments                                             --             --                --           (.00)(c)    (.23)

Total Distributions                                              (.64)          (.66)             (.69)          (.71)       (.95)

Net asset value, end of period                                  17.16          16.66             16.50          15.83       17.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              6.92           5.01              8.75          (4.37)       5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70           1.68              1.67           1.70        1.66

Ratio of net investment income
   to average net assets                                         3.74           3.92              4.27           4.37        4.06

Portfolio Turnover Rate                                         46.83          18.46             31.73          31.63       30.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,055          3,286             2,367          3,048       3,188

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Virginia Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,938 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,155,778 and unrealized appreciation $6,896,746. In addition, the fund had $184,100 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $422,657 of the carryover expires in fiscal 2008, $1,642,274 expires in fiscal 2009, $151,002 expires in fiscal 2010 and $939,845 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, was as follows: tax exempt income $4,019,646 and $4,213,216, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $343 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $14,528 from commissions earned on sales of the fund's Class A shares and $36,621 and $789 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $77,806 and $28,088, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $181,491, $38,903 and $9,362, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $39,050 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $42,304,984 and $44,055,821, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $85,266,502; accordingly, accumulated net unrealized appreciation on investments was $6,896,746, consisting of $7,382,826 gross unrealized appreciation and $486,080 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Virginia residents, Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                                        The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                Shares
                                                             -----------------------------------------------------------------------
                                                                          For                 Against             Abstained
                                                             -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                                2,889,125               158,663              101,534


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                For More Information


                        Dreyfus Premier
                        State Municipal Bond Fund,
                        Virginia Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  066AR0403



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



PAGE

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier State Municipal Bond Fund

By: /s/Stephen E. Canter
    Stephen E. Canter
    President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /s/ James Windels
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.